UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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STARBOARD RESOURCES, INC.
(Name of Registrant As Specified In Its Charter)

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STARBOARD RESOURCES, INC.
300 E. Sonterra Blvd., Suite 1220
San Antonio, TX 78258

NOTICE OF THE 2014 ANNUAL MEETING OF STOCKHOLDERS

 This Notice of Annual Meeting of Stockholders and Proxy Statement is being furnished to all holders of record of shares of our $.001 par value Common Stock as of the record date, the close of business on                      , 2014.  The purpose of this Proxy Statement is to inform our stockholders that Starboard Resources, Inc. (the “Company”) will be having its Annual Meeting of Stockholders on                          _                             , 2014 at 10:00 AM CDT at the Company’ offices at 300 E. Sonterra Blvd., Suite 1220, San Antonio, TX 78258. The purpose of the meeting is to for the stockholders to consider and vote on the following actions:

1.	The election of Peter Benz, Craig Dermody, Charles S. Henry, III, Bill Liao and Michael J. Pawelek as directors for a one year term or until our next annual stockholder vote;

2.	The amendment of the Company’s Delaware Certificate of Incorporation to change the Company’s name to “Integra Oil and Gas, Inc.”;

3.
The amendment of the Company’s Delaware Certificate of Incorporation to clarify potential ambiguity in the relationship between the voting rights of the Common Stock and the Preferred Stock and to state the voting procedures for Board of Director elections in the Certificate of Incorporation rather than by reference to Delaware General Corporation Law;

4.
The amendment of the Company’s Delaware Certificate of Incorporation to provide that the Company’s term will be perpetual without allowing for the Board of Directors to be able to change the Company’s term without a shareholder vote;

5.	The amendment of the Company’s Delaware Certificate of Incorporation to correct typographical errors in Article Fifth, Article Seventh, Section 2 and Article Eleventh Section 4;

6.	The approval of the Amended and Restated Bylaws of Starboard Resources, Inc.;

7.	The ratification of the Starboard Resources, Inc. 2014 Equity Compensation Plan;

8.
The ratification of stock grant, stock option and other compensation payable to Michael J. Pawelek in a contract dated April 1, 2012, as reaffirmed and restated in the Amended and Restated Employment Agreement with Michael J. Pawelek dated August 14, 2014;

9.
The ratification of stock grant, stock option and other compensation payable to Edward Shaw in a contract dated April 1, 2012, as reaffirmed and restated in the Amended and Restated Employment Agreement with Edward Shaw dated August 14, 2014;

10.	The ratification of stock grant and stock option compensation payable to N. Kim Vo in a contracted dated April 1, 2012;

11.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm; and

12.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on                         , 2014 are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.  A list of such stockholders will be open to examination, during regular business hours, by any stockholder for at least ten days prior to the Annual Meeting at 300 E. Sonterra Blvd., Suite 1220, San Antonio, TX 78258 and during the Annual Meeting.  Stockholders holding at least 50.1% of our common stock are required to be present or represented by proxy at the meeting to constitute a quorum.

YOUR VOTE IS IMPORTANT

Your broker cannot vote your common shares on your behalf until it received voting instructions.  If you prefer, you may vote by mail by completing your proxy card and returning it in the enclosed postage-paid envelope, or voting by Internet or telephone.  If you do attend the meeting and prefer to vote in person, you may do so.

By Order of the Board of Directors:

/s/ MICHAEL J. PAWELEK
Michael J. Pawelek, Chief Executive Officer and President
Dated: September _______, 2014

STARBOARD RESOURCES, INC.

PROXY STATEMENT

TABLE OF CONTENTS

Page No.
Frequently Asked Questions and Answers	1
Proposal One – Election of Directors	4
General	4
Directors Nominated and Elected (Term Expiring in 2015)	6
Management of Starboard Resources, Inc.	6
Meetings of Board of Directors	6
Director Independence	6
Director Compensation	6
Board Committees	6
Leadership Structure of Board	7
Risk Oversight	7
Nominations of Directors	7
Shareholder Communications with Board of Directors	8
Code of Business Conduct and Ethics	8
Executive Officers and Significant Employees	8
Terms of Office and Relationships	9
Executive Compensation	9
Compensation Committee Report	11
Compensation Committee Interlocks and Insider Participation	11
Security Ownership of Certain Beneficial Owners	11
Security Ownership of Management	12
Certain Relationships and Related Transactions	13
Policy Regarding Transactions with Related Persons	14
Section 16(a) Beneficial Ownership Reporting Compliance	14
Audit Committee Report	14
Proposal Two - The amendment of the Company’s Delaware Certificate of Incorporation to change the Company’s name to “Integra Oil and Gas, Inc.”	15
Text of Amendment	16
Vote Required	16
Proposal Three - The amendment of the Company’s Delaware Certificate of Incorporation to clarify potential ambiguity in the relationship between the voting rights of the Common Stock and the Preferred Stock and to state the voting procedures for Board of Director elections in the Certificate of Incorporation rather than by reference to Delaware General Corporation Law	16
Text of Amendment	16
Vote Required	18
Proposal Four - The amendment of the Company’s Delaware Certificate of Incorporation to provide that the Company’s term will be perpetual without allowing for the Board of Directors to be able to change the Company’s term without a shareholder vote	18
Text of Amendment	18
Vote Required	18
Proposal Five - The amendment of the Company’s Delaware Certificate of Incorporation to correct typographical errors in Article Fifth, Article Seventh, Section 2 and Article Eleventh Section 4	19
Text of Amendment	19
Vote Required	20
Proposal Six - The approval of the Amended and Restated Bylaws of Starboard Resources, Inc.	20
Vote Required	24

Annex 1 – Starboard Resources, Inc. Amended and Restated Bylaws
Annex 2 – Starboard Resources, Inc. 2014 Equity Compensation Plan
Annex 3 – Starboard Resources, Inc. Code of Ethics

STARBOARD RESOURCES, INC.
300 E. Sonterra Blvd., Suite 1220
San Antonio, TX 78258
Telephone: (210) 999-5400
Facsimile: (210) 999-5401

PROXY STATEMENT FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON          , 2014

Your proxy is being solicited by the Board of Directors of Starboard Resources, Inc., a Delaware corporation, for use at the 2014 Annual Meeting of the Stockholders. The Annual Meeting will be held on                , 2014 at 10:00 AM CDT at the Company’ offices at 300 E. Sonterra Blvd., Suite 1220, San Antonio, Texas 78258. This proxy statement and the accompanying proxy card contain information about the items you will vote on at the annual meeting. We will begin mailing these documents to stockholders on or about                   , 2014.

FREQUENTLY ASKED QUESTIONS AND ANSWERS

What is the purpose of the annual meeting?

At the annual meeting, stockholders will vote upon the matters described in the accompanying notice of meeting. Although the Board of Directors knows of no other business to come before the annual meeting, the person named in the proxy card intends to vote on any such new matters in accordance with their best judgment. Adjournments and postponements of the annual meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of common stock representing a majority of the vote present in person or by proxy at the annual meeting, whether or not a quorum exists, without further notice other than by an announcement made at the annual meeting.

What actions will be considered and voted upon by stockholders at the Annual Meeting?

The stockholders will consider the following actions at the annual meeting:

1.	The election of Peter Benz, Craig Dermody, Charles S. Henry, III, Bill Liao and Michael J. Pawelek as directors for a one year term or until our next annual stockholder vote;

2.	The amendment of the Company’s Delaware Certificate of Incorporation to change the Company’s name to “Integra Oil and Gas, Inc.”;

3.
The amendment of the Company’s Delaware Certificate of Incorporation to clarify potential ambiguity in the relationship between the voting rights of the Common Stock and the Preferred Stock and to state the voting procedures for Board of Director elections in the Certificate of Formation rather than by reference to Delaware General Corporation Law;

4.
The amendment of the Company’s Delaware Certificate of Incorporation to provide that the Company’s term will be perpetual without allowing for the Board of Directors to be able to change the Company’s term without a shareholder vote.

5.	The amendment of the Company’s Delaware Certificate of Incorporation to correct typographical errors in Article Fifth, Article Seventh, Section 2 and Article Eleventh Section 4;

6.	The approval of the Amended and Restated Bylaws of Starboard Resources, Inc.;

7.	The ratification of the Starboard Resources, Inc. 2014 Equity Compensation Plan;

8.
The ratification of stock grant, stock option and other compensation payable to Michael J. Pawelek in a contract dated April 1, 2012, as reaffirmed and restated in the Amended and Restated Employment Agreement with Michael J. Pawelek dated August 14, 2014;

9.
The ratification of stock grant, stock option and other compensation payable to Edward Shaw in a contract dated April 1, 2012, as reaffirmed and restated in the Amended and Restated Employment Agreement with Edward Shaw dated August 14, 2014;

10.	The ratification of stock grant and stock option compensation payable to N. Kim Vo in a contracted dated April 1, 2012;

11.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm; and

12.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Why am I receiving this Proxy Statement?

You are receiving this proxy statement and the enclosed proxy card because you owned shares of common stock of Starboard Resources, Inc. on September                      , 2014, the record date. This Proxy Statement describes the proposals on which you, as a stockholder, may vote. It also gives you information on these proposals and certain other information in order that you may make an informed decision.  Only stockholders of record at the close of business on September                      , 2014, the record date for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to be certain that all your shares are voted. You may wish to consider consolidating as many accounts as possible under the same name and address. We recommend that you contact Starboard Resources, Inc.’s transfer agent, Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016 (www.rtco.com) to assist you in combining multiple accounts that you may have.

Who may vote and how many votes do I have?

You may vote in person at the Annual Meeting, or vote by proxy, if you owned shares of Starboard Resources, Inc.’s common stock at the close of business on the record date, M ay 27, 2014. Each share of common stock that you owned on the record date entitles you to one vote on each proposal that is voted on by the stockholders. On the record date, there were 12,362,336 shares of common stock outstanding.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote your shares “FOR” each of the items on the accompanying Notice of Annual Meeting of Stockholders.

How do I vote before the meeting?

You may vote before the meeting by completing, signing and returning the enclosed proxy card provided with this proxy statement or by using the internet or telephone. Follow the detailed instructions as explained on your proxy card.  If you properly follow the instructions above in time to vote, your “proxy” (Michael J. Pawelek or Eric Alfuth are the individuals names ad proxies on your proxy card) will vote your shares as you have directed.  Unless otherwise directed by you, your proxy will vote your shares for the above-listed proposals as recommended by the Board of Directors.

Can I vote at the Annual Meeting?

Shares registered directly in your name as the stockholder of record may be voted in person at the Annual Meeting. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may still vote your shares in person at the meeting, even if you have previously voted by proxy, by revoking your proxy.

 Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, specifically instruct your broker how to complete the proxy card, or attend the meeting in person, your shares will not be voted. Section 6(b)(10) of the Securities Exchange Act of 1934 prohibits brokers voting shares unless specifically directed by the shareholder.

Can I change my mind after I have voted?

You may revoke your proxy (that is, cancel it) and change your vote at any time prior to the Annual Meeting by:

●	Completing, signing and returning another proxy card that is dated after the date of your earlier proxy card. Only the latest proxy card will be counted.
●	Sending a written notice to our Corporate Secretary that you are revoking your proxy. Such notice must be received prior to the Annual Meeting.
●	Attending the Annual Meeting and voting in person.

If you do not properly revoke your proxy, the previously submitted properly executed proxy will be voted as you specified in your earlier proxy.

What is the effect of signing and returning my proxy card?

When you sign and return the proxy card, you appoint Michael J. Pawelek and Eric Alfuth as your representatives at the Annual Meeting. Michael J. Pawelek and Eric Alfuth will vote your shares at the Annual Meeting as you have instructed them on your proxy card. In this way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance of the Annual Meeting just in case your plans change. You may vote in person at the Annual Meeting, even if you have already sent in your proxy card.

If you sign and return your proxy card, but do not indicate on the proxy card how you want your votes cast, Michael J. Pawelek and Eric Alfuth will vote your shares FOR all of the nominees for director and FOR each of the items on the accompanying notice of meeting.  If any other matter is presented, it is the intention of the persons named in the enclosed proxy card to vote proxies held by them in accordance with their best judgment.  At the time this proxy statement was first mailed to stockholders, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in the Proxy Statement.

How will votes be counted?

A representative of Registrar and Transfer Company, our transfer agent, will tabulate the votes.

How many votes are needed to hold the Annual Meeting and properly conduct business?

In order to hold the Annual Meeting and properly conduct business, a quorum, or a majority of the shares entitled to vote as of September                 , 2014, must be present at the meeting. Shares will be counted as present at the meeting if the stockholder is either present in person at the meeting or has properly submitted a proxy card.

How many votes are needed to elect directors?

All director nominees receiving a plurality of “for” votes of the Company’s common stock shares entitled to vote and present in person or proxy at the Annual Meeting will be elected as directors. Cumulative voting is not permitted. You may vote “FOR” all of the nominees or you may “WITHHOLD AUTHORITY” to vote for a particular nominee or nominees. Unless you mark “WITHHOLD AUTHORITY” to vote for a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. Abstentions will not be counted for this purpose.

The affirmative vote of the holders of a majority of the common stock shares entitled to vote and present in person or proxy at the Annual Meeting is required for Proposals, 2, 3, 4, 5, 6, 7, 8, 9 and 10.

Do the Directors attend the Annual Meeting?

It is our policy that all directors attend our Annual Meetings, and all directors, subject to illness or an unavoidable schedule conflict, are expected to attend the 2014 Annual Meeting. If necessary, we will allow directors to attend our Annual Meeting via telephone.

How many votes are required to approve other matters that may come before the stockholders at the meeting?

An affirmative vote of a majority of the votes cast at the Annual Meeting is required for all items presented. Abstentions are counted as votes cast, and therefore have the same effect as votes cast against the approval of any of these items.

How many shares can be voted at the Annual Meeting?

As of the record date, there were 12,362,336 shares of common stock outstanding.

Who pays for the solicitation of proxies?

Starboard Resources, Inc. will pay the cost of soliciting proxies.

How are abstentions and broker non-votes counted?

If a broker or nominee that holds your common stock shares has the authority to vote them, absent your approval, only as to “routine matters.”   The proposals presented in this proxy statement are not “routine matters” except the auditor ratification. Thus, if you do not vote on these proposal, your broker may not vote your common stock shares with respect to those matters and a broker “non-vote” will occur.  Please be sure to give specific voting instructions to your broker.

Abstentions and broker non-votes will be included in determining whether a quorum is present, but will not be taken into account in determining the outcome of the Proposals.

How are proxies solicited?

Proxies may be solicited by mail, telephone or other means by our officers, directors and employees.  No additional compensation will be paid to these individuals in connection with proxy solicitations.  We will pay for distributing and soliciting proxies and reimburse banks, broker and their custodians their reasonable fees and expenses in forwarding proxy materials to stockholders.

What should I do if I have questions about the Annual Meeting or the proxy?

If you have questions about the Annual Meeting or your proxy, please contact Eric Alfuth, Chief Financial Officer, 300 E. Sonterra Blvd., Suite 1220, San Antonio, Texas 78258, phone number (210) 999-5400.

PROPOSAL ONE
ELECTION OF DIRECTORS
 General

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting.  Common stock shares represented by the executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below.  In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such common stock shares will be voted for the election of such substitute nominee as may be nominated by our Board of Directors.  Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.

The persons named in the enclosed proxy card will vote all common shares over which they have discretionary authority FOR the election of the nominees named below.  Although our Board of Directors does not anticipate any of the nominees will be unable to serve, if such a situation should arise prior to the meeting, the appointed persons will use their discretionary authority pursuant to the proxy and vote with their best judgment.

We state below the biographical information for each director nominee and information regarding the specific experience, qualifications, attributes and skills that qualify the nominees to serve on the Board of Directors.  Each of the director nominees is an existing director standing for r e-election for a one-year term expiring at the 2015 Annual Meeting or until their successor is elected and qualified.

Directors Nominated (Terms expiring in 2015)

Michael Pawelek, age 56, became a Director of our Company on January 20, 2012 and has been our and Chief Executive Officer since our acquisition of the assets of ImPetro Resources LLC on June 10, 2011. Mr. Pawelek has over 27 years of exploration and production and oilfield services industries experience. Prior to Starboard, he was the CEO and President of ImPetro Resources LLC from 2010 to 2011 and CEO and President of South Texas Oil Company in 2009.  South Texas Oil Company was a reporting company that filed bankruptcy in 2009 in San Antonio, Texas in Cause No. 09-54233 and was liquidated in bankruptcy.  From 2004 to 2008 Mr. Pawelek was President of BOSS Exploration & Production Corporation, a privately held Gulf Coast exploration and production company.   Mr. Pawelek began his career as a geophysicist with Clayton Williams Company; was a district geophysicist with TXO Production Corporation; founded CPX Petroleum which drilled over 60 wells under his management; founded and was the CEO of Universal Seismic Associates, Inc.; served as VP of Operations of Amenix USA, Inc., a private exploration and production company focused on oil and natural gas exploration in Louisiana and served as President of Sonterra Resources, Inc., a company that has oil and natural gas assets in Texas state waters in Matagorda Bay. He received a BS degree in Petroleum Engineering from Texas A&M. As a result of these professional experiences, Mr. Pawelek possesses particular knowledge and experience in the operations of oil and gas companies that strengthen the board’s collective qualifications, skills, and experience.

Bill Liao, age 46, became a Director and Chairman of the Board of Directors of our Company on January 20, 2012. Mr. Liao has extensive experience with public company dynamics, governance and investor relations.  Mr. Liao has been a venture partner with SOSventures, LLC since 2011.  Mr. Liao was also a director of XING AG from 2003 to 2009.  XING AG is listed on the Frankfurt stock exchange.  Mr. Liao also has worked in the commodities trading arena with several boutique Swiss investment funds and has established BandWithVentures an Irish based tech startup.  As a result of these professional experiences, Mr. Liao possesses particular knowledge and experience in developing companies that strengthen the board’s collective qualifications, skills, and experience. Mr. Liao serves on our Audit Committee and Compensation Committee.

Charles S. Henry III, age 46, became a Director of our Company on January 20, 2012. Since August 2007 Mr. Henry has been a Senior Geological Advisor for the Gulf of Mexico for Energy XXI (Bermuda) Limited. (NASDAQ: EXXI).  Energy XXI’s oil and gas operations focus on South Louisiana and the Gulf of Mexico and do not overlap with the Company’s oil and gas operations onshore in Texas and Oklahoma. From 2006 to 2007 Mr. Henry worked as a Senior Asset Geoscientist for Energy Partners, Ltd. focusing on South Louisiana exploration.  From 2002 to 2006 Mr. Henry was a Senior Geologist for Domination Exploration & Production, Inc. focusing on South Louisiana exploration.  Mr. Henry has a B.S in Geology from Louisiana State University, a M.S. in Geology from the University of New Orleans and a M.B.A. from Tulane University.  As a result of these professional experiences and academic training, Mr. Henry possesses particular knowledge and experience in understanding and advising on geological and oil and gas issues involving our current and accretive oil and gas properties that strengthen the board’s collective qualifications, skills, and experience.  Mr. Henry serves on our Compensation Committee.

Mr. Henry is a respondent in an arbitration filed by Gregory Imbruce and business entities controlled by Mr. Imbruce.  On March 18, 2014, Gregory Imbruce, Giddings Investments, LLC, Giddings Genpar LLC, Hunton Oil Genpar, LLC, Asym Capital III LLC, Glenrose Holdings, LLC and Asym Energy Investment LLC filed a claim through the American Arbitration Association against Charles S. Henry, III, John P. Vaile, as Trustee of John P. Vaile Living Trust, John Paul Otierno, SOSventures LLC, Bradford Higgins, William Mahoney, Edwards M. Conrads, Robert J. Conrads, Giddings Oil & Gas LP, Hunton Oil Partners LP and Asym Energy Fund III LP and named other limited partners in the partnerships as relief defendants.  Claimants make the following claims against Mr. Henry: (i) breach  of limited partnership agreements; (ii) breach of implied covenant of good faith and fair dealing; (iii) conversion of stock certificates subject to Company’s Amended Interpleader action includes as Exhibit 99.1.5; (iv) theft of stock certificates subject to Company’s Amended Interpleader action includes as Exhibit 99.1.5; (v) unjust enrichment; (vi) violations of the Delaware Uniform Limited Partnership Act; and (vii) breach of fiduciary duty.   The claimants seek declaratory and injunctive relief as to who has authority to act as general partner of the partnerships, constructive trust on our common stock shares previously distributed to limited partners in the partnerships and damages. Mr. Henry had previously made claims in 2012 in litigation against Mr. Imbruce and the other claimants in Connecticut Superior Court. Mr. Henry and the other claimants allege fiduciary duty breaches, conversion, civil theft, violations of Connecticut Unfair Trade Practices Act, unjust enrichment, common law fraud, negligence, fraudulent conveyance and civil conspiracy and seek damages, injunctive relief, a constructive trust and an accounting.

Peter Benz, age 54, became a Director of our Company on January 20, 2012. Mr. Benz serves as the Chairman and Chief Executive Officer of Viking Asset Management, LLC and is a member of its Investment Committee. He has been affiliated with Viking Asset Management, LLC since 2001.  His responsibilities include assuring a steady flow of candidate deals, making asset allocation and risk management decisions and overseeing all business and investment operations. He has more than 25 years of experience specializing in investment banking and corporate advisory services for small growth companies in the areas of financing, merger/acquisition, funding strategy and general corporate development. Prior to founding Viking in 2001, Mr. Benz founded Bi Coastal Consulting Company where he advised hundreds of companies regarding private placements, initial public offerings, secondary public offerings and acquisitions. He has founded three public companies and served as a director for four other public companies. Prior to founding Bi Coastal Consulting, Mr. Benz was responsible for private placements and investment banking activities at Gilford Securities in New York, NY. Mr. Benz became a director of usell.com, Inc. (“USEL”) on May 15, 2014.  Mr. Benz is a graduate of Notre Dame University. As a result of these professional experiences, Mr. Benz possesses particular knowledge and experience in developing companies and capital markets that strengthen the board’s collective qualifications, skills, and experience.  Mr. Benz serves on our Audit Committee.

Craig Dermody, age 55, became a Director of our Company on May 20, 2012. Mr. Dermody brings over 30 years of experience in the institutional investment securities industry. Mr. Dermody is currently a partner with the energy investment banking securities firm of Johnson Rice & Co. LLC.  Mr. Dermody has been employed by Johnson Rice since 1994. Prior to Johnson Rice, he was a Sr. Vice President with Prudential Securities and a Sr. Vice President with Howard Weil Labouisse Friedrichs, where he began his career in 1981. He served on the Board of Directors of Halter Environmental, a company focused on oil spill recovery vessels from 1990-1991. Mr. Dermody received his BS from Southeastern Louisiana University. As a result of these professional experiences, Mr. Dermody possesses particular knowledge and experience in developing companies and capital markets that strengthen the board’s collective qualifications, skills, and experience.  Mr. Dermody serves on our Audit Committee and Compensation Committee.

The Board of Directors recommends a vote FOR the election of the foregoing nominees as the Board of Directors of Starboard Resources, Inc.

Vote Required

The foregoing nominees shall be elected to Starboard Resources, Inc.’s Board of Directors by a plurality of the shares of Starboard Resources, Inc.’s common stock, present in person or represented by proxy, and entitled to be voted at the meeting. The number of shares of common stock that may be voted on this proposal is the 12,362,336 shares of common stock outstanding on the record date.

Other Disclosures
Management of Starboard Resources, Inc.

Our directors and officers manage our operations and activities. Other than through their ability to elect our directors as described below, stockholders will not be entitled to directly or indirectly participate in our management or operations.

Our bylaws currently provide for a board of directors containing a minimum of three and a maximum of nine members. The board of directors believes that its current composition of five directors puts the Company in a position to achieve its goals.

Our stockholders are entitled to annually elect all of our directors, subject to the procedures described under “Proposal 1—Election of Directors.” Directors hold office until the earlier of their death, resignation, removal or disqualification or until their successors have been elected and qualified.

Meetings of the Board of Directors

Our board of directors met 5 times during 2013 and acted by unanimous written consent 0 times.  We have a Compensation Committee consisting of Craig Dermody, Charles S. Henry, III, and Bill Liao. We have an audit committee consisting of Craig Dermody, Peter Benz and Bill Liao.  Each of our directors attended all of the meetings of our board of directors during 2013.  Each of our Compensation and Audit Committee members attended all of their committee meetings during 2013. We have not held an annual stockholders’ meeting or vote since our conversion to a Delaware corporation in June 2012.  Our board of directors has not adopted a formal policy with regard to director attendance at annual meetings of stockholders.

Director Independence

We consider Bill Liao, Craig Dermody and Charles S. Henry, III to be independent director nominees, as set forth by the definition contained in the rules of the NASDAQ Stock Market, the rules we have selected to follow to determine independence.

Director Compensation

We currently do not pay our directors a fee for attending scheduled and special meetings of the board of directors.  However, we reimburse each director for reasonable travel expenses related to that director’s attendance at meetings of the board of directors.

None of our directors were compensated for their services during all or part of 2013.  However, our director who served as a named executive officer was compensated for such services.  See “Management – Executive Compensation” below.

Board Committees

Audit Committee.  We have an audit committee consisting of Craig Dermody, Peter Benz and Bill Liao.  The Committee makes recommendations to the Board of Directors on the selection  our independent registered public accounting firm, reviews our filings with the Securities and Exchange Commission, reviews the results and scope of audit and other services provided by our independent registered public accounting firm, including fees, reviews and evaluates our audit and control functions and investigates other areas of concern that may be manifested in our financial reports or underlying accounting controls and systems.  We also have a written audit committee charter.  We have reviewed the education, experience and other qualifications of each member currently serving on, and those nominated and elected to, our audit committee.  After that review, we have determined that no member of our board of directors meets the SEC’s definition of an “audit committee financial expert” and that all members are independent for audit committee purposes under the applicable rules promulgated by the SEC and NASDAQ.  We, however, are endeavoring to find a suitable person who qualifies as an “audit committee financial expert” and is independent and is willing to serve on our board of directors despite our size and the fact that we do not currently compensate directors.

Compensation Committee Functions.  We have a Compensation Committee consisting of Craig Dermody, Charles S. Henry, III, and Bill Liao. Our Compensation Committee recommends compensation for our executive officers.  We have a written compensation committee charter.

Leadership Structure of the Board

The functions performed by the chief executive officer and chairman of the board are currently performed by separate individuals. Michael J. Pawelek, chief executive officer, is responsible for the development of the long-term strategies of the company for board consideration and approval; for the implementation of such strategies; and for all aspects of managing our operations and profitability. Bill Liao, Chairman of the Board, focuses his attention on Board and Committee matters, including setting the Board's agenda with Mr. Pawelek.

The Board of Directors believes that Mr. Liao’s extensive experience as an executive and consultant with a focus on developing companies and general management makes him the appropriate leader of the board.

Risk Oversight

Our board of directors has overall responsibility for risk oversight.  Throughout the year, the board of directors dedicates a portion of its meetings to reviewing and discussing specific risk topics in greater detail. Strategic and operational risks are presented and discussed in the context of the president’s report on operations to the board of directors at regularly scheduled board meetings and at presentations to the board of directors by our other employees and consultants.  The board of directors’ risk oversight process builds upon management’s risk assessment and mitigation processes.  The small size of Starboard Resources allows our board of directors to develop in-depth knowledge of different facets of the business.  This in-depth knowledge, coupled with exposure to and frequent communication with our management, assists the board of directors in performing its oversight responsibilities, including risk management, in an effective manner.

Nominations of Directors

We do not have a standing nominating committee or a committee performing similar functions and consequently do not have a written nominating committee charter.  We are a smaller reporting company whose common stock is not listed or quoted on over-the-counter markets, have been a SEC-reporting company only since August 6, 2013 and have only 13 full time employees.  Accordingly, our board of directors serves as our nominating committee given the small scope of the Company and its limited liquidity of its common stock.   For that reason, our board of directors believes that it is not necessary for us to have a nominating committee.  We have, however, adopted the nomination policy described below.

Our board of directors has not promulgated any minimum qualifications that nominees must meet in order to be considered.  In identifying individuals qualified to become members of our board of directors, our board of directors will take into account all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which we operate, specific skills, general business acumen and the highest personal and professional integrity.   Generally, our board of directors will next consider the current members of the board of directors because they meet the criteria listed above and possess an in-depth knowledge of the Company and our history, strengths, weaknesses, goals and objectives.  Each of the current directors has specific experience and qualifications that led to the conclusion that such director should serve as a director on our board of directors.  Due to the limited size of our board, we do not have a diversity policy.

We believe that our directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the stockholders.  They must also have an inquisitive and objective perspective, practical wisdom and mature judgment.  Based upon our businesses and structure, below are the key experience, qualifications and skills our directors bring to our board of directors:

Leadership experience.  We believe that directors with experience in significant leadership positions provide us with special insights.  These people generally possess extraordinary leadership qualities and the ability to identify and develop those qualities in others.  They demonstrate a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth.  We believe that each of our directors has experience in significant leadership positions.

Oil and gas industry experience.  As a domestic exploration and production company, we seek directors with backgrounds in the oil and gas exploration and production business as investors or industry participants.

Financial and financial reporting experience.  We believe that an understanding of financial and financial reporting processes is important for our directors. We measure our operating and strategic performance by reference to financial targets. We expect all of our directors to be financially knowledgeable, though directors are not expected to meet the SEC’s definition of an “audit committee financial expert.”

Our board of directors will consider stockholder recommendations for candidates to serve on our board of directors.  Nominees proposed by our stockholders will be evaluated in the same manner as nominees proposed by our board of directors.  Recommendations of director candidates by stockholders should be forwarded to our Secretary.  Our proposed bylaws require that stockholders give advance notice and furnish certain information to us in order to nominate a person for election as a director.  See the discussion under “Submission of Stockholder Proposals — Director Nominations” on page 37.

Stockholder Communications with the Board of Directors

Stockholders and other interested parties may communicate their concerns about Starboard Resources and our business and affairs to our board of directors.  These communications should be sent in the form of written correspondence by mail addressed to Board of Directors, c/o Starboard Resources, Inc., 300 E. Sonterra Blvd., Suite 1220, San Antonio, TX 78258, Attention: Secretary or by email to bod@starboardresources.com.  The communication should indicate whether it is intended for the entire board of directors or a particular member of the board of directors.  Our Secretary will forward this correspondence to the appropriate member of the board of directors, who will determine what action, if any, will be taken concerning the correspondence and its contents.  If the number of letters or emails received becomes excessive, our board of directors may consider approving a process for review, organization and screening of the correspondence by the Secretary or other appropriate person.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that is applicable to our directors, officers and employees.  A copy of this code has been filed as Annex 3 to this Proxy Statement, and is also available upon written request from our Secretary, on our website at www.starboardresources.com, or by emailing us at publicfilingsinfo@starboardresources.com.  Any waivers of the provisions of this code made with respect to any of our directors and executive officers will be filed with a Current Report on Form 8-K.

MANAGEMENT

Executive Officers and Significant Employees

Michael Pawelek, age 56, became a Director of our Company on January 20, 2012 and has been our and Chief Executive Officer since our acquisition of the assets of ImPetro Resources LLC on June 10, 2011. Mr. Pawelek has over 27 years of exploration and production and oilfield services industries experience. Prior to Starboard, he was the CEO and President of ImPetro Resources LLC from 2010 to 2011 and CEO and President of South Texas Oil Company in 2009.  South Texas Oil Company was a reporting company that filed bankruptcy in 2009 in San Antonio, Texas in Cause No. 09-54233 and was liquidated in bankruptcy.  From 2004 to 2008 Mr. Pawelek was President of BOSS Exploration & Production Corporation, a privately held Gulf Coast exploration and production company.   Mr. Pawelek began his career as a geophysicist with Clayton Williams Company; was a district geophysicist with TXO Production Corporation; founded CPX Petroleum which drilled over 60 wells under his management; founded and was the CEO of Universal Seismic Associates, Inc.; served as VP of Operations of Amenix USA, Inc., a private exploration and production company focused on oil and natural gas exploration in Louisiana and served as President of Sonterra Resources, Inc., a company that has oil and natural gas assets in Texas state waters in Matagorda Bay. He received a BS degree in Petroleum Engineering from Texas A&M. As a result of these professional experiences, Mr. Pawelek possesses particular knowledge and experience in the operations of oil and gas companies that strengthen the board’s collective qualifications, skills, and experience.

Edward Shaw, age 52, has been our Chief Operating Officer since our acquisition of the assets of ImPetro Resources LLC on June 10, 2011.  Mr. Shaw was Chief Operating Officer of ImPetro Resources LLC from 2010-2011.  From 2005 to 2009 Mr. Shaw was COO and Vice-President of Operations for Nutek Oil and South Texas Oil Company.  South Texas Oil Company was a reporting company that filed bankruptcy in 2009 in San Antonio, Texas in Cause No. 09-54233 and was liquidated in bankruptcy.  Mr. Shaw began his career as a systems analyst before becoming involved in the oil and gas industry. He has prior experience in Saudi Arabia and in New Zealand researching and developing methods of monitoring oil wells to optimize production, including using existing products integrated with emerging telemetry technologies. He holds a Diploma in Electrical Engineering.

Eric Alfuth, age 39, has been our Chief Financial Officer since June 2012.  From January 2012 to June 2012 Mr. Alfuth consulted for the Company.  From May 2009 to December 2011 Mr. Alfuth was a principal, portfolio manager and director of fixed income for Hourglass Capital where he worked on high yield debt, distressed debt, and private equity energy investments.  From September 2007 to May 2009 Mr. Alfuth was a Senior Investment Manager – Fixed Income for AIG Investments.  From September 2003 to September 2007 Mr. Alfuth was a Senior Investment Analyst – Fixed Income for AIG Investments. Prior to joining AIG Investments, Mr. Alfuth was a sell-side equity analyst with Prudential Securities where he helped cover the natural gas and electric utility sectors for an institutional investor team.  He received both an undergraduate degree in Finance and an MBA from Texas A&M University.

Kim Vo, age 41, has been our Controller and Chief Accounting Officer since our acquisition of the assets of ImPetro Resources LLC on June 10, 2011. Ms. Vo previously worked as the Controller of ImPetro Resources from February 2010 to June 2011 and the Controller of South Texas Oil Company from June 2008 to January 2010.  Previously Starboard, Ms. Vo was the controller for Blackbrush Oil & Gas and Aminex USA. Ms. Vo earned a Masters in Professional Accounting and BBA from the University of Texas at Austin.

Terms of Offices and Relationships

Our officers and the officers of our subsidiaries are elected annually by their respective board of directors at a meeting held following each annual meeting of stockholders, or by written consent in lieu thereof, or as necessary and convenient in order to fill vacancies or newly created offices.  Each officer serves at the discretion of our board of directors.  Any officer elected or appointed by our board of directors may be removed by our board of directors or our chief executive officer whenever in its or his judgment our best interests will be served, but a removal shall be without prejudice to the contractual rights, if any, of the person so removed.

We are not aware of any “family relationships” (as defined in Instruction to Item 401(d) of Regulation S-K promulgated by the SEC) among directors, executive officers or persons nominated or elected as directors or executive officers.  Peter Benz became a director of usell.com, Inc. (“USEL”) on May 15, 2014, a reporting issuer under Section 12 of the Exchange Act.   Other than Mr. Benz, none of our directors hold directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or pursuant to Section 15(d) of that act or any company registered as an investment company under the Investment Act of 1940, as amended.

Except as described under “Action One – Election of Directors –Nominations of Directors” and “Management – Certain Relationships and Related Transactions,” on pages 4 and 13, respectively, there are no arrangements or understandings between any nominee for election as a director or officer and any other person pursuant to which that director was nominated or officer was selected.

Except as set forth above, we are not aware of any event (as listed in Item 401(f) of Regulation S-K promulgated by the SEC) that occurred during the past five years that is material to an evaluation of the ability or integrity of any director, executive officer, promoter or control person of us.

None of our directors or officers, or their respective immediate family members or affiliates, is indebted to us.

Executive Compensation

Summary Compensation Table

The Summary Compensation Table below displays the total compensation awarded to, earned by or paid to the Named Executive Officers for the fiscal years ending December 31, 2013 and 2012. All amounts shown below are in dollars.

Name and Principal Position	Year	Salary	Bonus	Stock Award(s)			Option Award(s)	Non- Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compe- nsation	Total
Michael Pawelek	2013	$200,000	$-		$-		-	$-	$-	$-	$200,000
Chief Executive Officer	2012	$200,000	$-		$1,165,500	(1)	-	$-	$-	$-	$1,365,500
Edward Shaw	2013	$158,000	$-		$-		-	$-	$-	$-	$158,000
Chief Operating Officer	2012	$158,000	$-		$1,165,500	(1)	-	$-	$-	$-	$1,323,500
Eric Alfuth	2013	$180,000	$-		$-		-	$-	$-	$-	$180,000
Chief Financial Officer	2012	$138,304	$-		$-		-	$-	$-	$-	$138,304
N. Kim Vo	2013	$95,000	$-	$			-	$-	$-	$-	$95,000
Controller	2012	$95,000	$-		$1,165,500	(1)	-	$-	$-	$-	$1,260,500

(1)
Under their employment agreements, effective as of December 31, 2013, Michael Pawelek, Edward Shaw and Kim Vo will each earn 116,550 common stock shares upon an underwritten public offering of Company shares or as of March 1, 2015 provided they continue to be employed by the Company.  These common stock grants were not made pursuant to an equity compensation or stock grant plan.  The stock awards were valued at $10 per share under FASB ASC Topic 718 in 2012 when the Company was a private company. The Company currently has no market for its common stock shares.

OUTSTANDING EQUITY AND GRANTS OF PLAN-BASED AWARDS

The Company granted no plan-based awards in 2013 or 2012.  The Outstanding Equity Awards at Fiscal Year End Table reflects each Named Executive Officer’s unexercised option award holdings and unvested restricted stock awards at December 31, 2012 on an individual award basis.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested		Market Value of Shares of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Other Rights That Have Not Vested
Michael Pawelek	—	—	—	—	—	116,550	(1)	—	—	—
Edward Shaw	—	—	—	—	—	116,550	(1)	—	—	—
Kim Vo	—	—	—	—	—	116,550	(1)	—	—	—
Eric Alfuth	—	—	—	—	—				—	—

(1)
Under their employment agreements, Michael Pawelek, Edward Shaw and Kim Vo will each earn 116,550 common stock shares as of March 1, 2015 provided they continue to be employed by the Company.  These common stock grants were not made pursuant to an equity compensation or stock grant plan.  The Company currently has no market for its common stock shares.

OPTION EXERCISES AND STOCK VESTED

The Option Exercises and Stock Vested Table reflects the stock options actually exercised by, and shares of stock that vested for, each of the Named Executive Officers during 2013.

	Option Awards		Stock Awards
	Number of Shares Acquired On Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Michael Pawelek	—	—	—	—
Edward Shaw	—	—	—	—
Kim Vo	—	—	—	—
Eric Alfuth	—	—	—	—

No stock options or awards were earned or exercised by the Named Executive Officers in 2013.  The Company entered employment agreements in 2013 with Mr. Pawelek, Mr. Shaw and Ms. Vo that provide for the vesting of options contingent on the Company’s underwritten initial public offering or change of control.  No options have been awarded to date under these agreements.

The Company does not provide pension benefits to the Named Executive Officers.

The Company does not provide nonqualified deferred compensation benefits to the Named Executive

Compensation Committee Report

Disclosure under this section is not required for a smaller reporting company.

Compensation Committee Interlocks and Insider Participation

Disclosure under this section is not required for a smaller reporting company.

SECURITY OWNERSHIP
Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the number of shares of our common stock beneficially owned on September               , 2014, by any person or “group,” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, referred to herein as the Exchange Act, known to us to own beneficially more than five percent of our outstanding voting securities.  Unless otherwise indicated below, each shareholder in the table below has sole power to vote and invest the stock beneficially owned by it.

Title of Class	Name and Address of Beneficial Owner		Amount and nature of beneficial ownership		Percent of Class

Common Stock	SOSventures, LLC	(1)	4,090,805	(1)	33.0909%
	Penrose Wharf, 2nd Floor, Alfred Street,
	Cork, Ireland

Common Stock	Sean O’Sullivan Revocable Living Trust	(1)	532,139		4.3045%
	Penrose Wharf, 2nd Floor, Alfred Street,
	Cork, Ireland

Title of Class	Name and Address of Beneficial Owner		Amount and nature of beneficial ownership	Percent of Class
Common Stock	Bradford R. Higgins	(1)	235,825	1.9076%
	1079 Oenoke Ridge,
	New Canaan, CT 06840

Common Stock	LMIF Investments, LLC	(2)	750,514	6.0710%
	c/o Viking Asset Management LLC
	66 Bovet Road Suite 320
	San Mateo, CA 99402

Common Stock	Longview Marquis Master Fund, L.P.	(2)	876,957	7.0938%
	c/o Viking Asset Management LLC
	66 Bovet Road Suite 320
	San Mateo, CA 99402

Common Stock	SMF Investments, LLC	(2)	547,307	4.4272%
	c/o Viking Asset Management LLC
	66 Bovet Road Suite 320
	San Mateo, CA 99402

Common Stock	Estate of William Mahoney		981,038	7.9357%
	991 Ponus Ridge
	New Canaan, CT 06840

(1)
SOSventures, LLC, Sean O’Sullivan Revocable Living Trust and Bradford R. Higgins have jointly filed a Schedule 13G.  Sean O’Sullivan is owns and controls SOSventures, LLC and Sean O’Sullivan Revocable Living Trust.  Bradford R. Higgins is an employee of SOSventures, LLC.  Combined these shareholders own 4,858,769 or 39.3030% of our common stock.

(2)
LMIF Investments, LLC, Longview Marquis Master Fund, L.P. and SMF Investments, LLC have jointly filed a Schedule 13G, acting by and through Viking Asset Management LLC.  Combined these shareholders own 2,174,778 or 17.5920% of our common stock.

Security Ownership of Management

The following table sets forth information regarding the number of shares of our common stock beneficially owned on September               , 2014, by each of our current directors, each of the individuals named in the Summary Compensation Table appearing on page 10 and the total number owned by them as a group.

Title of Class	Name and Address of Beneficial Owner(1)		Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Common Stock	Michael Pawelek, Chief Executive Officer and Director		-	-
Common Stock	Edward Shaw, Chief Operating Officer		-	-
Common Stock	Eric Alfuth, Chief Financial Officer		-	-
Common Stock	N. Kim Vo, Controller		-	-
Common Stock	Bill Liao, Director, Chairman of Board of Directors		-	-
Common Stock	Peter Benz, Director	(1)	2,174,778	17.5920%
Common Stock	Craig Dermody, Director	(2)	154,935	1.2533%
Common Stock	Charles S. Henry, III, Director		155,725	1.2597%
Common Stock	All executive officers, directors and director nominees as a group (8 persons)		2,485,438	20.1049%

(1)
Peter Benz is the chairman of Viking Asset Management, LLC and the 2,174,778 common stock shares are the common stock shares owned by LMIF Investments, LLC, Longview Marquis Master Fund, L.P. and SMF Investments, LLC.  LMIF Investments, LLC, Longview Marquis Master Fund, L.P. and SMF Investments, LLC have jointly filed a Schedule 13G, acting by and through Viking Asset Management, LLC and are controlled by Viking Asset Management, LLC.

(2)	Craig Dermody is a beneficial owner of Rubicon Resources, LLC with voting and investment authority. The referenced common stock shares belong to Rubicon Resources, LLC.

Certain Relationships and Related Transactions

Subordinated Credit Facility with SOSventures, LLC

The Chairman of our Board of Directors, Bill Liao, works for SOSventures, LLC.  Further, a group composed of SOSventures, LLC, Sean O’Sullivan Revocable Living Trust and Bradford R. Higgins constitute a group owning 4,828,769 or 39.06% of our common stock shares.

On July 25, 2013 we entered into an amended credit agreement with SOSventures, LLC providing for a term loan through February 1, 2016 in an amount up to $10,000,000 at a 17.00% interest rate through May 29, 2014 and 22.00% interest rate thereafter.  The loan under this Agreement will be secured by a second lien on the Company’s assets.  The credit agreement and the related intercreditor agreement are attached as Exhibits 10.6.1 and 10.6.2 to our Form 10-12G dated June 7, 2013.  The First Amended and Restated Credit Agreement with SOSventures, LLC was included as Exhibit 10.6.1 to our Form 10-12G/A dated July 26, 2013.

On June 3, 2014, the Company entered the First Amendment to the First Amended and Restated Credit Agreement with SOSventures, LLC. (“Amendment”).  The Amendment increases the credit agreement amount from $10,000,000 to $20,000,000 and reduces the interest rate from 22% to 18%.  The Amendment does not change the termination date, which is February 1, 2016.  The Amendment is attached as Exhibit 99.1 to our Form 8-K filed July 3, 2014.

The SOSventures, LLC credit agreement requires us to maintain certain financial ratios.  First, we must maintain an interest coverage ratio of 3:1 at the end of each quarter so that our consolidated net income less our fees under the credit facility, lender expenses, non-cash charges relating to the hedge agreements, interest, income taxes, depreciation, depletion, amortization, exploration expenditures and costs and other non-cash charges (netted for noncash income) (“EBITDAX”) is greater than 3 times our interest expense under the credit facility.  Second, we must maintain a debt to EBITDAX ratio of less than 3.5:1 at the end of each quarter. Third, we must maintain a current ratio of at greater than 1:1 at the end of each quarter, meaning that our consolidated current assets (including the unused amount of the credit facility by excluding non-cash assets under ASC 410 and 815) must be greater than our consolidated current liabilities (excluding non-cash obligations under ASC 410 and 815 and current maturities under the credit facility.)

The credit agreement prevents us from incurring indebtedness to banks or lenders, other than Independent Bank, without the consent of SOSventures, LLC.  It also prevents us from incurring most contingent obligations or liens (other than to Independent Bank).  It also restricts our ability to pay dividends, issue options and warrants and repurchase our common stock shares.  The limitation on options and warrants does not apply to equity compensation plans.

Put Option Waiver Agreement.

On July 20, 2012, we obtained a waiver of our put option liability under the Securities Purchase and Exchange Agreement dated June 10, 2011 from Longview Marquis Master Fund, L.P., Summerview Marquis Master Fund, L.P., Longview Marquis Fund, L.P., LMIF Investments, LLC, SMF Investments, LLC and Summerline Capital Partners, LLC in exchange for the issuance of a total of 707,336 in shares of the Company’s common stock and a cash payment of accrued going public delay fees of $166,668.49.  The put option liability had been valued at $18,400,000.  The waiver agreement also provides certain of these contractual parties with veto rights over certain material Company actions.  These material transactions include:

1)
Selling equity securities in the Company to the extent that the valuation of all equity securities of the Company at the time of such sale is more than thirty percent below the then present value of the Company’s estimated proved future oil and gas net revenue calculated at an annual discount rate of ten percent;

2)	Issuing, or authorize the issuance of any class of security that is not identical to our common stock held by the parties to the put option waiver agreement;
3)	Issuing any equity securities (other than employment compensation shares, as defined) without granting pre-emptive rights to the parties to the put option waiver agreement;
4)	Amending, modifying or waiving the certificate of incorporation or bylaws; and
5)	Selling all or substantially all of the Company’s assets or its subsidiaries’ assets.

The veto rights expire upon our obtaining an effective exchange listing. The put option waiver agreement is attached as Exhibit 4.3 to our Form 10-12G dated June 7, 2013.  Longview Marquis Mater Fund, L.P., LMIF Investments LLC and SMF Investments LLC are managed by Viking Asset Management, LLC.  Our director, Peter Benz, is the Chairman of Viking Asset Management, LLC.

Policy Regarding Transactions with Related Persons

Pursuant to our Code of Conduct, directors, employees, agents, and other personnel (and their family members) are required to refrain from entering into any activity that is in conflict with the interests of the Company as a whole, that would make it difficult to perform his or her work for the Company objectively and effectively or that would result in the individual receiving an improper personal benefit as a result of his or her position in the Company. If there is any possibility that a particular activity, investment or association could create, or reasonably appear to create, such a conflict of interest, that person is required to consult with our Chief Compliance Officer to assess whether such a conflict of interest exists. The charter of the Audit Committee provides that the Audit Committee will review all transactions with related persons (as defined by Item 404 of SEC Regulation S-K) for potential conflicts of interest and that the Audit Committee has oversight over all such transactions.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company became a publicly reporting securities issuer on August 6, 2013.  Officers and directors (except two directors) timely filed Forms 3 at that time.  Craig Dermody and Charles S. Henry, III filed their Forms 3 on March 10 and March 6, 2014.  Rubicon Resources, Inc., of which Mr. Dermody is a beneficial owner, received a distribution of stock on or about February 25, 2014.  This ownership was reported in the Form 3 on March 10, 2014 and in a Form 4 filed on March 25, 2014.  Mr. Henry received our common stock on or about February 25, 2014.  This ownership was reported in his Form 3 and Form 4 both filed March 6, 2014.

Company officers now have powers of attorney for directors and the Company anticipates being able to facilitate timely filing of Section 16 forms for directors.

Audit Committee Report

Our Audit Committee consists of Bill Liao, Peter Benz and Craig Dermody.  The Company defines “independent director” as an independent director defined by Nasdaq Rule 5605(a)(2).   Under this standard, Mr. Liao and Mr. Dermody are independent.  Peter Benz is affiliated with Viking Asset Management, LLC which manages Longview Marquis Mater Fund, L.P., LMIF Investments LLC and SMF Investments LLC.  These shareholders currently have approval rights over our material transactions pursuant to the July 20, 2012 put option waiver agreement attached as Exhibit 4.3 to our SEC Form 10-12G dated June 7, 2013. Those rights terminate upon the Company obtaining an exchange listing.

Management is responsible for our internal controls and the financial reporting process.  Rothstein Kass, our previous independent registered public accounting firm, was responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards for 2012 and 2013. The audit committee’s responsibility is to monitor and oversee the financial reporting processes.

In this context, our audit committee reviewed and discussed the audited financial statements with both management and Rothstein Kass.  Specifically, our audit committee has discussed with Rothstein Kass the matters required to be discussed by statement of Auditing Standard No. 16, which superseded Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss.380), as amended and adopted by the Public Company Accounting Oversight Board.

Our board of directors received from Rothstein Kass the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Rothstein Kass the issue of its independence from us.

Based on our board of directors’ review and its discussions with management and Rothstein Kass noted above, our board of directors recommended and approved the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC.

Since the 2013 financial reports were completed, we have approved a change of auditors.  On June 30, 2014, KPMG LLP (“KPMG”) acquired certain assets of Rothstein Kass.  As a result of this transaction, on June 30, 2014, Rothstein Kass resigned as the independent registered public accounting firm for the Company.  Concurrent with such resignation, the Company’s audit committee approved the engagement of KPMG as the new independent registered public accounting firm for the Company. On August 4, 2014 KPMG completed its client evaluation procedures and accepted the engagement.

We reported in our Form 8-K dated July 7, 2014 that the audit reports of Rothstein Kass on the Company’s consolidated financial statements for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

We further reported that during the two most recent fiscal years ended December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’s resignation, there were no disagreements between the Company and Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Rothstein Kass would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such years.

The Form 8-K also reported that during the two most recent fiscal years ended December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Finally, the Form 8-K reported that during the Company’s two most recent fiscal years ended December 31, 2013 and through the subsequent interim period preceding KPMG’s engagement, the Company did not consult with KPMG on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and KPMG did not provide either a written report or oral advise to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

This report has been furnished by the current members of our audit committee, Bill Liao, Peter Benz and Craig Dermody.

PROPOSAL TWO

AMENDING THE COMPANY’S DELAWARE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO “INTEGRA OIL AND GAS, INC.”

The Company’s Articles of Incorporation currently define the name of the corporation as Starboard Resources, Inc. The Company seeks to amend its articles of incorporation to change the name of the corporation to Integra Oil and Gas, Inc. The purpose of this proposed name change is to reflect the February 2014 change of control and better represent the Company’s focus on oil and gas. The Board has unanimously approved the proposed amendment.  Further, the parties to the Put Option Waiver Agreement attached as Exhibit 4.3 to our Form 10-12G filed with the Securities and Exchange Commission on June 7, 2013 who carry veto rights over changes to our certificate of incorporation have also approved the proposed amendment.

Text of Amendment

The text of the pending amendment to the Company’s Certificate of Incorporation, which will, upon filing with the Delaware Secretary of State, replace the existing Article FIRST is set forth below.

FIRST: The name of the Corporation is: Integra Oil and Gas, Inc.

The Board of Directors recommends a vote FOR the amendment of the Companies’ Certificate of Incorporation to change the Company’s name to Integra Oil and Gas, Inc.

Vote Required

The name change to Integra Oil and Gas, Inc. must be approved by a majority of the shares of Starboard Resources, Inc.’s common stock, present in person or represented by proxy, and entitled to be voted at the meeting. The number of shares of common stock that may be voted on this proposal is the 12,362,336 shares of common stock outstanding on the record date.

PROPOSAL THREE

AMENDING THE COMPANY’S DELAWARE CERTIFICATE OF INCORPORATION TO CLARIFY POTENTIAL AMBIGUITY IN THE RELATIONSHIP BETWEEN THE VOTING RIGHTS OF THE COMMON STOCK AND THE PREFERRED STOCK AND TO STATE THE VOTING PROCEDURES FOR BOARD OF DIRECTOR ELECTIONS IN THE CERTIFICATE OF INCORPORATION RATHER THAN BY REFERENCE TO DELAWARE GENERAL CORPORATION LAW.

Our Certificate of Incorporation currently provides in Article FOURTH Section A.1 that “The voting . . . rights of holders of common stock are subject to and qualified by the rights of the Preferred Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors.”  It also provides in the next paragraph in Article FOURTH Section A.2 that:  “The holders of the Common Stock shall have voting rights in all meetings of stockholders” without a carve out for preferred stockholders.  This creates some concern that these two provisions could possibly be interpreted inconsistently.  Accordingly Article FOURTH will be restated to clarify that the each share of common stock shall be entitled to one vote and that the common stock voting rights shall be subject to voting rights of holders of preferred stock, consistent with the previous provisions of Article Fourth.

We currently have no Preferred Stock outstanding and have not filed any certificate of designations relating to Preferred Stock.

Further, our Certificate of Incorporation does not specifically state that the election of the Board of Directors will be by a plurality of the vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  This causes the Company to incorporate that provision by reference to Delaware General Corporation Law §216(3) which provides that in the absence of contrary language in the Certificate of Incorporation, that the Board of Directors will be by a plurality of the vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The purpose of these proposed amendments is to provide clarity to our stockholder voting processes.  We do not view these proposed amendments as substantively changing our Certificate of Incorporation.  The Board has unanimously approved these proposed amendments.  Further, the parties to the Put Option Waiver Agreement attached as Exhibit 4.3 to our Form 10-12G filed with the Securities and Exchange Commission on June 7, 2013 who carry veto rights over changes to our certificate of incorporation have also approved the proposed amendments.

Text of Amendment

The text of the pending amendment to the Company’s Articles of Incorporation, which will replace, upon filing with the Delaware Secretary of State, the existing Article FOURTH is set forth below.

“FOURTH: The total number of authorized shares which the Corporation is authorized to issue 150,000,000 shares of common stock having a par value of $ 0.001000 per share and 10,000,000 shares of preferred stock having a par value of $ 0.001000 per share.

The number of authorized shares of preferred stock or of common stock may be raised by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon.

The board of directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide by resolution or resolutions for the issuance of the shares of preferred stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares included in any such series, and to fix the designation, powers, preferences and rights of the shares of any such series and the qualifications, limitations or restrictions thereof.”

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect to each class of capital stock of the Corporation.

 "A.                    COMMON STOCK

1.
  General.  The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors.  The election of the Board of Directors will be by a plurality of the vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

2.
  Voting. Subject to the rights of holders of any series of Preferred Stock, if any, the holders of the Common Stock are entitled to vote for each share of common stock held at all meetings of stockholders (and all written actions or consents in lieu of meetings); provided, however, that, except as provided by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one more other such series, to vote thereon pursuant to this Certificate of Incorporation.  There shall be no cumulative voting.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.

3.
  Dividends. Dividends may be declared and paid on the Common stock from funds lawfully available for such dividends when determined by the Board of Directors, subject to any preferential dividend or other rights of any then outstanding Preferred Stock.

4.
  Liquidation.  Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of the Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

B.	PREFERED STOCK

1.
  Preferred stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Corporation’s Board of Directors as provided herein.  Any shares of Preferred Stock that may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

2.
  Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the Preferred Stock shares and by filing a certificate of designations in accordance with the Delaware General Corporation Law to determine and fix the number of shares and voting powers of each series, which voting powers may be full, limited, or no voting powers.  Said resolution or resolutions may also provide for dividend rights, conversion rights, redemption privileges a liquidation preferences, as shall be stated and expressed in such resolutions, all to the full privileges and liquidation preferences as shall be stated in such resolutions, all to the full extent now or hereafter permitted by the Delaware General Corporation Law.  Without limiting the foregoing, the resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.”

The Board of Directors recommends a vote FOR amendment of the Company’s Delaware Certificate of Incorporation to clarify potential ambiguity in the relationship between the voting rights of the Common Stock and the Preferred Stock and to state the voting procedures for Board of Director elections in the Certificate of Formation rather than by reference to Delaware General Corporation Law

Vote Required

The amendment of the Company’s Delaware Certificate of Incorporation to clarify potential ambiguity in the relationship between the voting rights of the Common Stock and the Preferred Stock and to state the voting procedures for Board of Director elections in the Certificate of Formation rather than by reference to Delaware General Corporation Law must be approved by a majority of the shares of Starboard Resources, Inc.’s common stock, present in person or represented by proxy, and entitled to be voted at the meeting. The number of shares of common stock that may be voted on this proposal is the 12,362,336 shares of common stock outstanding on the record date.

PROPOSAL FOUR

AMENDING THE COMPANY’S DELAWARE CERTIFICATE OF INCORPORATION TO PROIVDE THAT THE COMPANY’S TERM WILL BE PERPETUAL RATHER THAN ALLOWING FOR THE BOARD OR DIRECTORS TO BE ABLE TO CHANGE THE COMPANY’S TERM WITHOUT A SHAREHOLDER VOTE.

Our Certificate of Incorporation provides that: “This Corporation shall be perpetual unless otherwise decided by a majority of the Board of Directors.”  This provision will be amended and restated to provide merely that the Company shall be perpetual and to remove the authority of a majority of the board of directors to change the term of the Corporation.  After this change it would require an amendment to the Certificate of Formation to change the Corporation’s term from perpetual, which would require shareholder approval under Delaware General Corporation Law §242.  This amendment has the effect of removing the authority of the majority of the Board of Directors to determine our corporate term and giving that authority to our stockholders.  This will be a substantive change to our Certificate of Formation.  The Board has unanimously approved this pending amendment.  Further, the parties to the Put Option Waiver Agreement attached as Exhibit 4.3 to our Form 10-12G filed with the Securities and Exchange Commission on June 7, 2013 who carry veto rights over changes to our certificate of incorporation have also approved the pending amendment.

Text of Amendment

The text of the pending amendment to the Company’s Articles of Incorporation, which will replace, upon filing with the Delaware Secretary of State, the existing Article EIGHTH, is set forth below.

“EIGHTH:  This Corporation shall be perpetual.”

The Board of Directors recommends a vote FOR amendment of the Company’s Delaware Certificate of Incorporation to provide that the Company’s term will be perpetual without allowing for the Board of Directors to be able to change the Company’s term without a shareholder vote.

Vote Required

The amendment of the Company’s Delaware Certificate of Incorporation to provide that the Company’s term will be perpetual without allowing for the Board of Directors to be able to change the Company’s term without a shareholder vote must be approved by a plurality of the shares of Starboard Resources, Inc.’s common stock, present in person or represented by proxy, and entitled to be voted at the meeting.  The number of shares of common stock that may be voted on this proposal is the 12,362,336 shares of common stock outstanding on the record date.

PROPOSAL FIVE

AMENDING THE COMPANY’S DELAWARE CERTIFICATE OF INCORPORATION TO CORRECT TYPOGRAPHICAL ERRORS IN ARTICLE FIFTH, ARTICLE SEVENTH, SECTION 2 AND ARTICLE ELEVENTH, SECTION 4

The Company has noted three typographical errors in its Certificate of Incorporation filed with the Delaware Secretary of State on June 29, 2012.  In Article Fifth, “nor” should be “now.” In Article Seventh, Section 2, “affaires” should be “affairs.”  In Article Twelfth, Section 4, a reference to:

“(iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article TWELTH”

should instead reference “this Article ELEVENTH.”  These provisions will be amended and restated to correct these typographical errors.  These proposed amendments will not substantively change the Certificate of Incorporation.  The Board has unanimously approved the pending amendments.  Further, the parties to the Put Option Waiver Agreement attached as Exhibit 4.3 to our Form 10-12G filed with the Securities and Exchange Commission on June 7, 2013 who carry veto rights over changes to our certificate of incorporation have also approved the proposed amendment.

Text of Amendment

The text of the proposed amendment to the Company’s Articles of Incorporation, which will replace, upon filing with the Delaware Secretary of State, the existing Article FIFTH, is set forth below.

“FIFTH:  Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.”

The text of the proposed amendment to the Company’s Articles of Incorporation, which will replace, upon filing with the Delaware Secretary of State, the existing Article SEVENTH, Section 2, is set forth below.

“2.	General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.”

The text of the proposed amendment to the Company’s Articles of Incorporation, which will replace, upon filing with the Delaware Secretary of State, the existing Article ELEVENTH, Section 4, is set forth below.

“4.
Notification and Defense of Claim.  As a condition precedent to an Indemnitee’s right to be indemnified, such Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought.  With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee.  After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section 4.  Indemnitee shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article ELEVENTH.  The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.  The Corporation shall not be required to indemnify Indemnitee under this Article ELEVENTH for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent.  The Corporation shall not settle any action, suit, proceeding or investigation in any manner that would impose a penalty or limitation on Indemnitee without Indemnitee’s written consent.   Neither the Corporation nor Indemnitee will unreasonably withhold or delay its consent to any pending settlement.”

The Board of Directors recommends a vote FOR amendment of Article Fifth, Article Seventh, Section 2 and Article Eleventh Section 4 of the Company’s Certificate of Incorporation to correct typographical errors.

Vote Required

The amendment of Article Fifth, Article Seventh, Section 2 and Article Eleventh Section 4 of the Company’s Certificate of Incorporation to correct typographical errors must be approved by a majority of the shares of Starboard Resources, Inc.’s common stock, present in person or represented by proxy, and entitled to be voted at the meeting. The number of shares of common stock that may be voted on this proposal is the 12,362,336 shares of common stock outstanding on the record date.

PROPOSAL SIX

AMENDING AND RESTATING THE COMPANY’S BYLAWS

The Board of Directors seeks approval of the Company’s Amended and Restated Bylaws to provide for corporate governance provisions more appropriate for an issuer of securities seeking a securities exchange listing. The Amended and Restated Bylaws approved by our Board of Directors is attached as Annex 1.

The following summary lists all the proposed substantive changes to our Bylaws:

Amended and Restated Bylaws Section	Corresponding Previous Bylaws Section	Title	Substantive Changes	Description of Changes
Article I, Section 1	Article I, Section 1	Registered Office and Agent	None
Article I, Section 2	Article I, Section 2	Principal Office	None
Article I, Section 3	Article I, Section 3	Other Offices	None
Article II, Section 1	Article II, Section 1	Annual Meeting	Yes	Clarifies that “The Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board.”
Article II, Section 2	Article II, Section 2	Special Shareholders’ Meeting	Yes
(1) Changed “President” to “Chief Executive Officer” to be consistent with Company’s current designations; (2) deletes Secretary’s authority to call Board Meeting; (3) changed 50.1% to “more than fifty percent”;

Article II, Section 3	Article II, Section 3	Place of Meeting	Yes	Inserted references to proxy holders appearing at meeting.
Article II, Section 4	Article II, Section 4	Notice of Shareholders’ Meeting	None

Amended and Restated Bylaws Section	Corresponding Previous Bylaws Section	Title	Substantive Changes	Description of Changes
Article II, Section 5	None	Notice of Nominations and Stockholder Business	Yes
This proposed new bylaw would provide a means for stockholders to nominate directors or bring business before the Annual Meeting that would comply with SEC Rule 14a-8.  A detailed summary of the mechanisms of this new proposed bylaw is located in the section entitled “Submission of Stockholder Proposals” on page 37 of this Proxy Statement.

Article II, Section 6	Article II, Section 5 & 11	Fixing Record Dates for Matters Other than Consents to Action	None
Article II, Section 7	Article II, Section 6	Fixing Record Dates Consents to Action	None
Article II, Section 8	Article II, Section 7 & 12	Voting Lists	None
Article II, Section 10	Article II, Section 8 & 10	Voting of Shares and Proxies	None
Article II, Section 11	Article II, Section 9	Quorum of Shareholders	Yes
Changed “50.1%” to “one voting share more than fifty percent (50%).” Added in the following relating to adjourning when there is a lack of quorum:

“If, however, such quorum shall not be present at any meeting of the stockholders, either the chairman of the meeting or a majority of the stockholders present in person, by remote communication, if applicable, or represented by proxy shall adjourn the meeting, without any notice other than announcement at the meeting at which the adjournment is taken of the place, if any, date and hour of the holding of the adjourned meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which the adjournment is taken., until a quorum shall be present. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.”

Amended and Restated Bylaws Section	Corresponding Previous Bylaws Section	Title	Substantive Changes	Description of Changes
Article II, Section 10	Article II, Section 10	Action by Shareholders Without Meeting	Yes
Changed language to allow for a majority of the stockholder vote to provide a stockholder consent.  Previously this required all stockholders. The proposed relevant provisions state:

“Any action required by the Delaware General Corporation Law to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which holders of all shares entitled to vote with respect to the action that is the subject of the consent.”

Article II, Section 11	Article II, Section 11	Redemption of Shares	None
Article III, Section 1	Article III, Section 1	Board of Directors	Yes
Eliminated restrictions on the issuance of preferred stock.  We note that if we seek a listing on the NASDAQ Stock Market or the New York Stock Exchange, we will be subject to a listing standard requiring stockholder approval of the issuance of equity equaling or exceeding 20% our outstanding common stock.   While such an issuance would not be illegal, it would violate a listing standard.

Article III, Section 2	Article III, Section 2	Number and Election of Directors	None
Article III, Section 3	Article III, Section 3	Removal	None
Article III, Section 4	Article III, Section 4	Resignation	None
Article III, Section 5	Article III, Section 5	Vacancies and Increase in Number of Directors	None
Article III, Section 6	Article III, Section 6	Annual Meeting of Directors	Yes	Inserted language that Chairman, CEO or President shall chair meeting
Article III, Section 7	Article III, Section 7	Regular Meeting of Directors	Yes	Inserted language that Chairman, CEO or President shall chair meeting
Article III, Section 8	Article III, Section 8	Special Meeting of Directors	Yes	Inserted language that Chairman, CEO or President shall chair meeting
Article III, Section 9	Article III, Section 9	Place of Directors’ Meetings	None

Amended and Restated Bylaws Section	Corresponding Previous Bylaws Section	Title	Substantive Changes	Description of Changes
Article III, Section 10	Article III, Section 10	Notice of Directors’ Meetings	None
Article III, Section 11	Article III, Section 11	Quorum of Directors	None
Article III, Section 12	Article III, Section 12	Compensation	None
Article III, Section 13	Article III, Section 13	Unanimous Written Consent of Directors or Committee Members	None
Article III, Section 14	Article III, Section 14	Committees of Board of Directors	None
Article IV, Section 1	Article IV, Section 1	Number of Officers	None
Article IV, Section 2	Article IV, Section 2	Election of Officers	None
Article IV, Section 3	Article IV, Section 3	Powers of Officers	None
Article IV, Section 4	Article IV, Section 4	Chief Executive Officer and President	Yes	Removed reference to chairing director meetings and moved it to Article III; clarified the use of facsimile signature on stock certificates
Article IV, Section 5	Article IV, Section 5	Vice-Presidents	Yes	Added appointment requiring to have a duty description; removed reference to acting as President in absence of President
Article IV, Section 6	Article IV, Section 6	The Secretary and Assistant Secretaries	Yes	Inserted requirement that Secretary keep minutes
Article IV, Section 7	Article IV, Section 7	The Chief Financial Officer and Treasurer	Yes	Added “Unless such officer is otherwise appointed, the Chief Financial Officer shall include the duties or Treasurer and if required such officer may execute documents as Treasurer.”
Article V, Section 1	Article V, Section 1	Certificates of Stock	Yes	Added reference to conditional adoption of corporate seal; clarified effectiveness of certificates with facsimile signatures until new officers facsimile signatures are received by transfer agent
Article V, Section 2	Article V, Section 2	Lost Certificates	Yes	Added President and Vice-President to list of officers who may cause the issuance of new certificates if a certificate is lost
Article V, Section 3	Article V, Section 3	Transfers of Stock	None
Article V, Section 4	Article V, Section 4	Registered Stockholders	Yes	Inserted requirement to maintain a stockholder ledger; deleted reference to assessment calls
Article V, Section 5	Article V, Section 5	Uncertificated Shares	None

Amended and Restated Bylaws Section	Corresponding Previous Bylaws Section	Title	Substantive Changes	Description of Changes
Article VI, Section 1	Article VI, Section 1	Declaration	None
Article VI, Section 2	Article VI, Section 2	Reserves	None
Article VII, Section 1	Article VII, Section 1	Indemnification	Yes	Inserted cross-reference to Certificate of Incorporation
Article VII, Section 2	Article VII, Section 2	Insurance	None
Article VIII, Section 1	Article VIII, Section 1	Informal Action	None
Article VIII, Section 2	Article VIII, Section 2	Waiver of Notice	None
Article VIII, Section 1	Article VIII, Section 3	Use of Electronic Transmission	None
Article VIII, Section 2	Article VIII, Section 4	Meetings by Telephone Conference or other Remote Communications Technology	None
Article VIII, Section 5	Article VIII, Section 5	Seal	None
Article VIII, Section 6	Article VIII, Section 6	Checks, Drafts, Etc.	None
Article VIII, Section 7	Article VIII, Section 7	Fiscal Year	None
Article IX, Section 1	Article IX, Section 1	Pronouns and Headings	None
Article IX, Section 2	Article IX, Section 2	Invalid Provisions	None
Article IX, Section 3	Article IX, Section 3	References to Existing Statutes	None
Article X	Article X	Amendment of Bylaws	None

The Board of Directors recommends a vote FOR the approval of the Amended and Restated Bylaws of Starboard Resources, Inc.

Vote Required

The approval of the Amended and Restated Bylaws of Starboard Resources, Inc. must be approved by a majority of the shares of Starboard Resources, Inc.’s common stock, present in person or represented by proxy, and entitled to be voted at the meeting. The number of shares of common stock that may be voted on this proposal is the 12,362,336 shares of common stock outstanding on the record date.

PROPOSAL SEVEN

RATIFYING THE COMPANY’S 2014 EQUITY COMPENSATION PLAN

On August 14, 2014, the Company adopted its 2014 Equity Compensation Plan (“2014 Plan”).  The plan is attached as Annex 2 to this Proxy Statement.  The 2014 Plan is fully authorized and operational under Delaware law and stockholder ratification of the plan will not affect that, except for the legal requirement that incentive stock options must be approved by stockholders.

Purpose

The purpose of the 2014 Plan is to provide incentives to attract, retain and motivate eligible participants whose present and potential contributions are important to the success of the Company and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through awards of Options, the right to purchase Common Stock and Stock Bonuses.  Options granted under the 2014 Plan may be either incentive stock options or non-statutory stock options.  The Company must obtain stockholder approval for the 2014 Plan by no later than August 13, 2015 (twelve months from the date of the plan) in order for any options granted under the plan to qualify as an incentive stock option.

Further, the Company is required to obtain stockholder approval of the 2014 Plan under the rules of NASDAQ, the New York Stock Exchange and other exchanges. Consequently, the Company sought stockholder ratification of the Company’s 2014 Plan to avoid a potential listing standard deficiency should the Company ever seek a listing on a securities exchange.

Underlying Shares

A total of 2,243,266 common stock shares are reserved for issuance under the 2014 Plan and available for awards of Options, the right to purchase Common Stock and Stock Bonuses, subject to adjustments provided in the 2014 Plan.  If any options granted under the plan are forfeited for any reason before they have been exercised, vested or exercised in full, the unused shares subject to those expire, terminated or forfeited options will again be available for purposes of the plan.  No options may be granted after August 13, 2024 the termination date for the 2014 Plan.

Administration and Amendment to the 2014 Plan

The 2014 Plan will be administered and interpreted by the Compensation Committee.  The 2014 Plan may be amended or terminated in any respect, provided, however, that the Board of Directors will not, amend the 2014 Plan in any manner that requires shareholder approval without such approval.

As of the Record Date, the Company has granted up to 450,000 stock options each to Michael Pawelek, our CEO, and Edward Shaw our Chief Operating Officer pursuant to Amended and Restated Employment Agreements dated August 14, 2014.

The following table shows the benefits currently awarded under the new plan.

Starboard Resources, Inc. 2014 Equity Compensation Plan

Name and position	Dollar value ($)	Number of units
Michael Pawelek, CEO	-	450,000 options at $4.75
Edward Shaw, Chief Operating Officer	-	450,000 options at $4.75
Eric Alfuth, Chief Financial Officer	-	0
N. Kim Vo, Comptroller	-	0
Executive Group	-	0
Non-Executive Director Group (four persons)	-	0
Non-Executive Officer Employee Group (nine persons)	-	0

SUMMARY OF THE 2014 EQUITY INCENTIVE PLAN

Eligibility and Available Awards

The Company’s 2014 Equity Compensation Plan (“2014 Plan”) provides for the grant of incentive stock options and non-qualified stock options (collectively, “stock options”), restricted stock, restricted stock units, stock appreciation rights and other stock or performance-based awards (each, an “Award”).  It requires the reservation of up to 2,243,266 common stock shares to be issued under the 2014 Plan.  All employees, non-employee directors and service providers of the Company or any affiliate (as defined in the 2014 Plan) of the Company, as well as non-employee consultants, are eligible to receive grants of Awards under the 2014 Plan. However, incentive stock options may be granted only to employees. The selection of eligible individuals to whom Awards will be granted is within the discretion of the Compensation Committee. It is currently expected that all of our employees will participate in the 2014 Plan, along with four non-employee directors who serve on the Company’s Board of Directors.

Administration

The 2014 Plan will be administered by the Compensation Committee of our Board of Directors. Grants of Awards to non-employee members of the Board of Directors will be made by the Board of Directors.

Subject to the provisions of the 2014 Plan, the Compensation Committee will have the authority to: (a) construe and interpret the 2014 Plan, any Award Agreement and any other agreement or document executed pursuant to the 2014 Plan; (b) prescribe, amend and rescind rules and regulations relating to the 2014 Plan or any Award; (c) select persons to receive Awards; (d) determine the form, terms and conditions of Awards; (e) determine the number of Shares or other consideration subject to Awards; (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under the 2014 Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company; (g) grant waivers of 2014 Plan or Award conditions; (h) determine the vesting, exercisability and payment of Awards; (i) correct any defect, supply any omission or reconcile any inconsistency in this 2014 Plan, any Award or any Award Agreement; (j) determine whether an Award has been earned; (k) amend or terminate the 2014 Plan, provided, however, the Committee will not amend the 2014 Plan in any manner that requires shareholder approval without such approval; and (l) make all other determinations necessary or advisable for the administration of this 2014 Plan. Any action taken or determination made by the Compensation Committee or the Board of Directors pursuant to the 2014 Plan will be binding on all parties. No member of the Board of Directors or the Compensation Committee will be liable for any action or determination made in good faith with respect to the 2014 Plan or an Award granted thereunder.

Our Board of Directors may amend, suspend or terminate the 2014 Plan at any time without prior notice to or consent of any person; provided, however, except as specifically permitted under the 2014 Plan, in connection with a change of control, no amendment (other than any amendment the board deems necessary in order to permit Awards to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), or other applicable laws, or to prevent adverse tax consequences to the participants), suspension or termination of the 2014 Plan may, without the consent of the holder of an Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect unless or to the extent specified in the Award itself.

Stock Available for Issuance

The maximum number of shares of common stock that may be issued under the 2014 Plan is 2,243,266 common stock shares shares, subject to adjustment as provided in the 2014 Plan.

Each common share that is the subject of an Award granted under the 2014 Plan may be made available from authorized but unissued shares, treasury stock or shares acquired in the open market. No fractional common shares shall be issued under the 2014 Plan and settlement of such fractional shares shall be made in cash. Each common share that is the subject of an Award, including each share underlying an Award that is measured by shares but that is intended to be settled in cash, shall be charged against the maximum share limitations at the time the Award is granted and may not again be made subject to Awards under the 2014 Plan pursuant to such limitations. Without limiting the generality of the foregoing, the number of common shares remaining available for an Award under the maximum share limitations, as reduced for charges in respect of Awards made from time to time, shall not be increased (nor shall prior charges be reversed) for, among other things, common shares (i) not issued and that cease to be issuable for any reason, including, but not limited to, forfeiture, revocation, cancelation or amendment of an Award or the settlement of an Award, in whole or in part, by the payment of cash, (ii) tendered in payment of the exercise price of any stock option, (iii) tendered to, or withheld by, us to satisfy tax withholding or other obligations, and/or (iv) repurchased by us, whether with stock option proceeds or otherwise.

Adjustments Upon Changes in Capitalization or Reorganization

The type or number of common shares authorized under the 2014 Plan or subject to an Award under the 2014 Plan, and/or the exercise or purchase price applicable to an Award, subject to any required action by our stockholders, will automatically be proportionately adjusted in the event that the outstanding common shares are changed into or exchanged for a different kind of security by reason of a merger, recapitalization, reclassification, stock split, payment of stock dividend, consolidation of common shares or a combination of common shares. The 2014 Plan does not permit the Compensation Committee to reprice non-qualified stock options or stock appreciation rights without stockholder approval.

Types of Awards

Stock Options.    Stock options entitle the holder to purchase a specified number of common shares upon vesting at an exercise price per share specified on the date of grant. The Compensation Committee has the authority to grant stock options, specifying the terms and conditions of each stock option (including the time or times at which and the circumstances under which the stock option is exercisable), subject to the terms of the 2014 Plan. The Compensation Committee will also have the authority to determine whether stock options granted to employees will be incentive stock options or non-qualified stock options. Unless otherwise provided in the Award agreement, stock options will vest such that one-third of the original number of common shares granted shall vest on each anniversary of the date of grant until the stock option fully vests or is forfeited or expires.

Except as described below, the exercise price at which common shares may be purchased upon the exercise of a stock option will not be less than 85% of the fair market value of our common stock on the date that the stock option is granted. Incentive stock options will not be granted to a person who directly or by attribution owns owning more than 10% of all classes of stock of the Company or of any Parent or Subsidiary of the Company. The aggregate fair market value of common shares granted pursuant to one or more options (determined as of the date the option is, or the respective dates the options are, granted under the 2014 Plan or any other option plan of ours or our affiliates) that become exercisable with respect to an employee for the first time as incentive stock options during any one calendar year cannot exceed $100,000.

Except in certain grants of incentive stock options (which may not be exercised later than five years after the date of grant), no option may be exercised later than the date which is ten years after the date of grant. To exercise a stock option granted under the 2014 Plan, the person entitled to exercise the stock option must provide written notice to us, setting forth the number of common shares with respect to which the stock option is to be exercised, accompanied by full payment for the common shares being purchased and any required withholding taxes, unless other arrangements have been made with the Compensation Committee. The payment can be made (i) by cash or check, (ii) subject to such conditions and requirements as the Compensation Committee may specify, by the Company withholding common shares otherwise issuable from the exercise of the stock option, (iii) with the consent of the Compensation Committee, by tendering to the Company common shares owned by the participant for more than six months having an aggregate fair market value as of the date of exercise that is not greater than the full exercise price for the common shares with respect to which the stock option is being exercised, or (iv) subject to such instructions as the Compensation Committee may specify and at the participant’s written request, by the Company delivering certificates for the common shares for which the stock option is being exercised to a broker for sale on behalf of the participant; provided that the participant has irrevocably instructed such broker to remit directly to the Company, on the participant’s behalf, the full amount of the exercise price from the proceeds of such sale.

Stock Awards.    A Stock Award is an offer by the Company to sell to an eligible person Shares that may or may not be subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares will be subject, if any, and all other terms and conditions of the Stock Award.  The Purchase Price of Shares sold pursuant to a Stock Award will be determined by the Committee on the date the Stock Award is granted and may not be less than 85% of the Fair Market Value of the Shares on the grant date, except in the case of a sale to a Ten Percent Owner, in which case the Purchase Price will be 100% of the Fair Market Value.  The Compensation Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the participant. Prior to the transfer of any Stock Award, the Committee shall determine the extent to which such Stock Award has been earned. Performance Periods may overlap and participants may participate simultaneously with respect to Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

Stock Bonuses.  A Stock Bonus is an award of Shares for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus will be awarded pursuant to an Award Agreement (the “Stock Bonus Agreement”) that will be in such form (which need not be the same for each participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of the 2014 Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the participant’s individual Award Agreement (the “Performance Stock Bonus Agreement”). Stock Bonuses may vary from participant to participant and between groups of participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

The Compensation Committee will determine the number of Shares to be awarded to the participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. The earned portion of a Stock Bonus may be paid to the participant by the Company either currently or on a deferred basis, as agreed by the participant and the Company, with such interest or dividend equivalent, if any, as the Committee may determine. Payment of an interest or dividend equivalent (if any) may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, as the Committee will determine.

Stock Units.  Stock Units represent the right of the recipient to receive a share or an amount based on the value of our common stock shares.  Stock Units may be paid at the end of specified vesting or performance period or may be deferred to a date authorized by the Compensation Committee (or the Board of Directors for non-employee directors).  Payment for Stock Units may be made in cash or shares or a combination of both.  Stock Unit awards shall be made by the Compensation Committee (or the Board of Directors for non-employee directors) who will also decide under what circumstances recipients may retain Stock Units after termination of the recipient’s employment or service. Additionally, the Compensation Committee (or the Board of Directors for non-employee directors) may grant dividend equivalents based on the common stock underlying the Stock Units.

Stock Appreciation Rights (“SAR”). Stock Appreciation Rights are rights to receive bonuses based on the appreciation in the Company’s stock over a specified time period.  The Compensation Committee (or the Board of Directors for non-employee directors) may grant SARs to employees, non-employee directors and consultants individually or in tandem with Options.  The Compensation Committee (or the Board of Directors for non-employee directors) may grant SARs that are subject to achieving performance goals or other conditions to be specified in the Award agreement and can accelerate exercisability of all outstanding SARs for any reason.  SARs granted to persons who are not exempt employees under the Fair Labor Standards of Act of 1938 are not exercisable for at least six months after grant.  For SARs that are in tandem with incentive stock options, the SAR may only be granted as of the date of the incentive stock option. Tandem SARs terminate upon the execution of the tandem Option and are exercisable only when the tandem Option is exercisable.  Upon the exercise of a SAR, the related tandem Option shall also terminate to the extent of an equal number of shares. SAR grants shall not exceed ten years terms. SARS may be paid in cash or stock as determined by the Compensation Committee (or the Board of Directors for non-employee directors), provided that the necessity of tax withholdings is considered.  Common stock shares are valued at fair market value as of the date of the SAR exercise.  When the SAR is exercised, the recipient shall receive settlement in an amount equal to the value of the stock appreciation for the number of SAR units exercised.  The stock appreciation is the amount the base amount for the SAR specified in the SAR award agreement.

Other Stock or Performance-Based Awards.    Any other stock or performance-based award is an Award not otherwise described in the 2014 Plan, the value of which is based in whole or in part by reference to, or based on or related to, a common share or cash as determined by the Compensation Committee (or the Board of Directors for non-employee directors) to be consistent with the purposes of the 2014 Plan. Any other stock or performance-based award may be payable in cash, common shares, or a combination thereof. The Compensation Committee (or the Board of Directors for non-employee directors) has the authority and discretion to determine the terms and conditions of other stock or performance-based awards, including any performance criteria covering such Awards, consistent with the 2014 Plan.

The 2014 Plan authorizes the Compensation Committee to grant any Award and provide that such Award shall be granted to comply with the requirements of Section 162(m) of the Code.

The Compensation Committee shall establish the performance goals for a performance period and the amount and terms, in writing, for each Award. The performance goals may include, without limitation, the following factors including, without limitation, the following factors: (a) net revenue and/or net revenue growth; (b) earnings before income taxes and amortization and/or earnings before income taxes and amortization growth; (c) operating income and/or operating income growth; (d) net income and/or net income growth; (e) Earnings per share and/or earnings per share growth; (f) total shareholder return and/or total shareholder return growth; (g) return on equity; (h) Operating cash flow return on income; (i) Adjusted operating cash flow return on income; (j) Economic value added; (k) Periodic increases in proved or probable oil and gas reserves; (l) Periodic increases in oil and gas production; and (k)  Individual business objectives. Performance goals may differ among participants and Awards.

Withholding

We are generally required to withhold tax on the amount of income recognized by a participant with respect to an Award. The Compensation Committee (or the Board of Directors for non-employee directors) may make such provision for the withholding of taxes as it deems necessary. Withholding requirements may be satisfied by (a) tender of a cash payment to us, (b) withholding of common shares otherwise issuable under an Award or (c) tender to the Company shares of common stock owned by the participant if such tendered common shares have been held by such participant for at least six months.

Transferability

Except as otherwise specifically provided in the 2014 Plan, no Award and no right under the 2014 Plan, contingent or otherwise, other than restricted stock which has vested, will be (i) assignable, saleable or otherwise transferable by a participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Compensation Committee shall have been furnished with a copy of the deceased participant’s will or such other evidence as the Compensation Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of the 2014 Plan shall be void and ineffective for all purposes. Except as otherwise specifically provided under the 2014 Plan, only the participant or his guardian (if the participant becomes disabled), or in the event of his death, his legal representative or beneficiary, may exercise stock options or stock appreciation rights, receive cash payments and deliveries of shares or otherwise exercise rights under the 2014 Plan. The executor or administrator of the participant’s estate, or the person or persons to whom the participant’s rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the participant’s beneficiary or beneficiaries of the rights of the participant and shall be entitled to exercise such rights as are provided under the 2014 Plan.

Amendment of Awards

The Compensation Committee (or the Board of Directors for non-employee directors) may amend an Award; provided, however, that no amendment of an Award may, without the consent of the participant, adversely affect the participant’s rights with respect to such Award in any material respect.

Term of the 2014 Plan

The 2014 Plan shall terminate ten years after the date of its initial adoption by the Board of Directors, unless earlier terminated by the Board of Directors. No Award may be granted hereunder after termination of the 2014 Plan.

Change of Control

Unless otherwise provided in an Award, upon the occurrence of a change in control (defined generally as certain reorganizations, mergers, consolidations, sales of all or substantially all of our assets or liquidations), the Board of Directors may, but is not required to, (i) accelerate vesting and the time at which all stock options and stock appreciation rights then outstanding may be exercised; (ii) waive, alter and/or amend the performance criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and any applicable restricted period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the change of control or such other date as may be determined by the Board of Directors; (iii) cause the acquirer to assume the 2014 Plan and the Awards or exchange the Awards for the acquirer’s stock; (iv) terminate the 2014 Plan; or (v) terminate and cancel all outstanding unvested or unexercised Awards as of the date of the change of control on such terms and conditions as it deems appropriate.

The Board of Directors will, in connection with a change of control, have the right to require all participants to transfer and deliver to us all Awards previously granted to the participants in exchange for an amount equal to the cash value of the Awards. The cash value of an Award will equal the sum of (i) in the case of an Award that is not a stock option or restricted stock, the cash value of all benefits to which the participant would be entitled upon settlement or exercise of any Award and (ii) in the case of a stock option or restricted stock, the excess of the market value per common share over the option price, or the market value per common share of restricted stock, as applicable, multiplied by the number of common shares as to which such Award is vested.

Termination, Death and Disability

Except as otherwise provided in an Award agreement, an option, award or bonus terminates when the recipient has, for any reason, ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a parent or subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a subsidiary as it may deem appropriate, except that in no event may an option be exercised after the expiration of the term set forth in the option agreement. The Committee will have sole discretion to determine whether a participant has ceased to provide services and the effective date on which the participant ceased to provide services.

As to options, if the participant’s service is terminated for any reason except death or disability, then the participant may exercise such participant’s options only to the extent that such options would have been exercisable upon the termination date, but must be exercised no later than three (3) months after the termination date (or such longer time period not exceeding five (5) years as may be approved by the Compensation Committee, with any exercise beyond three (3) months after the termination date deemed to be an non-qualified stock option).  If the participant’s service is terminated because of the participant’s death or disability (or the participant dies within three (3) months after a termination other than for cause or because of participant’s disability), then the participant’s options may be exercised only to the extent that such options would have been exercisable by the participant on the termination date and must be exercised by the participant (or the participant’s legal representative) no later than twelve (12) months after the termination date (or such longer time period not exceeding five (5) years as may be approved by the Committee, with any such exercise beyond (i) three (3) months after the termination date when the termination is for any reason other than the participant’s death or disability, or (ii) twelve (12) months after the termination date when the termination is for participant’s death or disability, deemed to be an non-qualified stock option).  Notwithstanding these above post-termination provisions, if the participant’s service is terminated for cause, neither the participant, the participant’s estate nor such other person who may then hold the option shall be entitled to exercise any option with respect to any shares whatsoever, after termination, whether or not after termination the participant may receive payment from the Company or a subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits.

For stock awards, if a participant is terminated during a performance period for any reason, then such participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the stock award only to the extent earned as of the date of termination in accordance with the stock purchase agreement, unless the Committee determines otherwise.

Summary of Certain Federal Income Tax Considerations

The following summary is based on applicable provisions of the Code, as currently in effect, and the income tax regulations and proposed income tax regulations issued thereunder. This summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2014 Plan, nor does it cover state, local or foreign taxes.

 Status of Stock Options.    Stock options granted under the 2014 Plan may be either incentive stock options or non-qualified stock options. Under certain circumstances, an incentive stock option may be treated as a non-qualified stock option. The tax consequences, both to the option holder and to us, differ depending on whether a stock option is an incentive stock option or a non-qualified stock option.

Non-qualified Options.    No federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. If the shares of common stock received by an option holder upon the exercise of a non-qualified stock option are not subject to certain restrictions in the hands of the option holder (such as the restrictions described below in “Restricted Stock”), then the option holder will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon such an exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock.

Incentive Stock Options.    No federal income tax is imposed on the option holder upon the grant of an incentive stock option. The option holder will recognize no income for federal income tax purposes upon exercise of an incentive stock option, if the option holder (i) does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares of common stock were transferred to the option holder (the “Holding Period”), and (ii) is an employee of either (a) the company granting the option, (b) a parent or subsidiary corporation of such corporation, or (c) a corporation (or a parent or subsidiary corporation of such corporation) which has assumed such option of another corporation as a result of a corporate reorganization, merger, or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise, or twelve months before the date of exercise if employment ceases due to permanent and total disability or death. If common stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such common stock and the amount realized on the disposition will be treated as a long-term capital gain or loss. We would not be entitled to any deduction in connection with the grant or exercise of the incentive stock option or the disposition after completion of the Holding Period of the shares of common stock so acquired.

If, however, an option holder disposes of shares of common stock received upon exercise of an incentive stock option before completion of the Holding Period (a “Disqualifying Disposition”), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In the event of a Disqualifying Disposition, the option holder must notify the Compensation Committee of such disposition within 10 days of such event. In the event of a Disqualifying Disposition, subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder. Generally, the amount treated as compensation is the excess of the fair market value of the common stock at the time of exercise over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as a long-term or short-term capital gain depending on the holding period. If the amount realized at the time of disposition is greater than the exercise price but less than the fair market value of the common stock at the time of exercise and the disposition is a transaction in which a loss, if sustained, would otherwise be recognizable under the Code, then the amount treated as ordinary income is the excess of the amount realized on the disposition over the participant’s adjusted basis in the stock. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of common shares described in Section 424(c) of the Code.

Alternative Minimum Tax.    Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax (“AMT”). The excess of the fair market value of shares of common stock acquired upon exercise of an incentive stock option over the exercise price paid for such common shares of common stock is an adjustment to AMT income for the option holder’s taxable year in which such exercise occurs (unless the shares of common stock are disposed of in the same taxable year in a Disqualifying Disposition and the amount realized is less than the fair market value of the common shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the common shares).

Other Stock or Performance-Based Awards.    In general, participant who receives other stock or performance-based awards will not be taxed on receipt of the Award, but instead the cash or the fair market value of shares of common stock received will be taxable as ordinary income on the date that the cash or common shares are received in payment of the Award. Subject to the application of Section 162(m) of the Code, as discussed below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction for an amount corresponding to the ordinary income recognized by the participant.

Other Tax Considerations

In the event of a change of control of the Company, certain payments in the nature of compensation to certain individuals, if contingent on the change in control, could be nondeductible to us and subject to an additional 20% tax to the recipient. Awards under the 2014 Plan that are made or that vest or become payable in connection with a change in control may be required to be taken into account in determining whether these penalties apply.

Section 162(m) of the Code places a $1,000,000 cap on the deductible compensation that may be paid to certain executives of publicly traded corporations. Amounts that qualify as “performance-based compensation” under Section 162(m)(4)(C) of the Code are exempt from the cap and do not count toward the $1,000,000 limit. Generally, stock options and stock appreciation rights granted with an exercise or grant price at least equal to the fair market value of the underlying stock on the date of grant will qualify as performance-based compensation. Other Awards may or may not so qualify, depending on their terms.

Section 409A of the Internal Revenue Code

Some Awards granted under the 2014 Plan may be considered non-qualified deferred compensation that is subject to special rules and additional tax under Section 409A of the Code. The Compensation Committee will generally design and administer such Awards to comply with the rules of Section 409A of the Code and avoid the imposition of any additional tax under Section 409A of the Code. However, there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any participant.

Inapplicability of ERISA

Based on current law and published interpretations, we do not believe that the 2014 Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Notwithstanding the foregoing, the 2014 Plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the 2014 Plan.

The Board of Directors recommends a vote FOR the ratification of the 2014 Equity Compensation Plan in the form included as Annex 2 to this notice.

Vote Required

The ratification of an Equity Compensation Plan in the form included as Annex 2 to this notice must be approved by a majority of the shares of Starboard Resources, Inc.’s common stock, present in person or represented by proxy, and entitled to be voted at the meeting. The number of shares of common stock that may be voted on this proposal is the 12,362,336 shares of common stock outstanding on the record date.

PROPOSAL EIGHT

RATIFICATION OF COMMON STOCK OPTIONS AND COMMON STOCK CONDITIONALLY GRANTED TO MICHAEL J. PAWELEK, OUR CHIEF EXECUTIVE OFFICER AND PRESIDENT, THROUGH A CONTRACT DATED APRIL 1, 2012, AS REAFFIRMED AND RESTATED IN HIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT DATED AUGUST 14, 2014.

On April 1, 2012, the Company entered into an employment contract with Michael J. Pawelek whereby, among other items, he would receive the following equity compensation:

a)
a grant of 116,550 shares of restricted stock payable upon: (1) the Company obtaining of an effective underwritten registration statement under the Securities Act of 1933 (“IPO”), (2) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company that involves a change of 50% or more of the directly or indirectly held beneficial ownership of the Company; or 3) March 1, 2015, all so long as Mr. Pawelek is employed on the vesting dates.

b)
a further stock grant upon the Company’s IPO equal to 1% of the difference between Company’s market capital based on its underwritten IPO price and the Company’s book value at the time of the IPO based upon pricing such shares at the IPO price.

c)
Stock options to purchase 1.0% of fully-diluted capital stock as of the IPO date at 100% of underwritten IPO price.  These options will vest after two years after the IPO date and carry a ten year term and with cashless exercise provisions.

d)
Stock options is options to purchase 1.0% of the Company’s fully-diluted capital stock as of the second anniversary of IPO date at 100% of closing sale price on second anniversary of IPO date. These options will vest after six years and carry a ten year term and with cashless exercise provisions.

The Company reaffirmed this compensation (and provided additional compensation under the 2014 Equity Compensation Plan) in the Amended and Restated Employment Agreement dated August 14, 2014. The Amended and Restated Employment Agreement was included as Exhibit 10.1 to the Company’s Form 8-K dated September 2, 2014.  This contractual obligation is binding against the Company under Delaware law. Stockholder ratification will have no effect on the enforceability of the agreement by Mr. Pawelek against the Company.

But, the Company is required to obtain stockholder approval of equity compensation paid to the Company’s officers and directors under the rules of NASDAQ, the New York Stock Exchange and other exchanges.  We have not determined if the reaffirmation of the prior compensation and inclusion of this in the equity compensation plan would satisfy the shareholder approval requirements for the reaffirmed award from April 1, 2012.  Consequently, the Company seeks stockholder ratification of the Company’s Agreement with Mr. Pawelek dated April 1, 2012 and the Amended and Restated Employment Agreement dated August 14, 2014 to avoid a potential listing standard deficiency should the Company ever seek a listing on a securities exchange.

The Board of Directors recommends a vote FOR the ratification of common stock options and common stock conditionally granted to Michael J. Pawelek, our Chief Executive Officer and President, through a Contract dated April 1, 2012, as reaffirmed and restated in his Amended and Restated Employment Agreement dated August 14, 2014.

Vote Required

The ratification of common stock options and common stock conditionally granted to Michael J. Pawelek, our Chief Executive Officer and President, through a Contract dated April 1, 2012, as reaffirmed and restated in his Amended and Restated Employment Agreement dated August 14, 2014, must be approved by a majority of the shares of Starboard Resources, Inc.’s common stock, present in person or represented by proxy, and entitled to be voted at the meeting. The number of shares of common stock that may be voted on this proposal is the 12,362,336 shares of common stock outstanding on the record date.

PROPOSAL NINE

RATIFICATION OF COMMON STOCK OPTIONS AND COMMON STOCK CONDITIONALLY GRANTED TO EDWARD SHAW, OUR CHIEF OPERATING OFFICER, THROUGH A CONTRACT DATED APRIL 1, 2012, AS REAFFIRMED AND RESTATED IN HIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT DATED AUGUST 14, 2014.

On April 1, 2012, the Company entered into an employment contract with Edward Shaw whereby, among other items, he would receive the following equity compensation:

a)
a grant of 116,550 shares of restricted stock payable upon: (1) the Company obtaining of an effective underwritten registration statement under the Securities Act of 1933 (“IPO”), (2) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company that involves a change of 50% or more of the directly or indirectly held beneficial ownership of the Company; or 3) March 1, 2015, all so long as Mr. Shaw is employed on the vesting dates.

b)
a further stock grant upon the Company’s IPO equal to 1% of the difference between Company’s market capital based on its underwritten IPO price and the Company’s book value at the time of the IPO based upon pricing such shares at the IPO price.

c)
Stock options to purchase 1.0% of fully-diluted capital stock as of the IPO date at 100% of underwritten IPO price.  These options will vest after two years after the IPO date and carry a ten year term and with cashless exercise provisions.

d)
Stock options is options to purchase 1.0% of the Company’s fully-diluted capital stock as of the second anniversary of IPO date at 100% of closing sale price on second anniversary of IPO date. These options will vest after six years and carry a ten year term and with cashless exercise provisions.

The Company reaffirmed this compensation (and provided additional compensation under the 2014 Equity Compensation Plan) in the Amended and Restated Employment Agreement dated August 14, 2014. The Amended and Restated Employment Agreement was included as Exhibit 10.2 to the Company’s Form 8-K dated September 2, 2014.  This contractual obligation is binding against the Company under Delaware law. Stockholder ratification will have no effect on the enforceability of the agreement by Mr. Shaw against the Company.

But, the Company is required to obtain stockholder approval of equity compensation paid to the Company’s officers and directors under the rules of NASDAQ, the New York Stock Exchange and other exchanges.  We have not determined if the reaffirmation of the prior compensation and inclusion of this in the equity compensation plan would satisfy the shareholder approval requirements for the reaffirmed award from April 1, 2012.  Consequently, the Company seeks stockholder ratification of the Company’s Agreement with Mr. Shaw dated April 1, 2012 and the Amended and Restated Employment Agreement dated August 14, 2014 to avoid a potential listing standard deficiency should the Company ever seek a listing on a securities exchange.

The Board of Directors recommends a vote FOR the ratification of common stock options and common stock conditionally granted to Edward Shaw, our Chief Operating Officer, through a Contract dated April 1, 2012, as reaffirmed and restated in his Amended and Restated Employment Agreement dated August 14, 2014.

Vote Required

The ratification of common stock options and common stock conditionally granted to Edward Shaw, our Chief Operating Officer, through a Contract dated April 1, 2012, as reaffirmed and restated in his Amended and Restated Employment Agreement dated August 14, 2014, must be approved by a majority of the shares of Starboard Resources, Inc.’s common stock, present in person or represented by proxy, and entitled to be voted at the meeting. The number of shares of common stock that may be voted on this proposal is the 12,362,336 shares of common stock outstanding on the record date.

PROPOSAL TEN

RATIFICATION OF COMMON STOCK OPTIONS AND COMMON STOCK CONDITIONALLY GRANTED TO N. KIM VO, OUR CONTROLLER, THROUGH A CONTRACT DATED APRIL 1, 2012

On April 1, 2012, the Company entered into an employment contract with N. Kim Vo whereby, among other items, she would receive the following equity compensation:

a)
a grant of 116,550 shares of restricted stock payable upon: (1) the Company obtaining of an effective underwritten registration statement under the Securities Act of 1933 (“IPO”), (2) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company that involves a change of 50% or more of the directly or indirectly held beneficial ownership of the Company; or 3) March 1, 2015, all so long as Ms. Vo is employed on the vesting dates.

b)
a further stock grant upon the Company’s IPO equal to 1% of the difference between Company’s market capital based on its underwritten IPO price and the Company’s book value at the time of the IPO based upon pricing such shares at the IPO price.

c)
Stock options to purchase 1.0% of fully-diluted capital stock as of the IPO date at 100% of underwritten IPO price.  These options will vest after two years after the IPO date and carry a ten year term and with cashless exercise provisions.

d)
Stock options is options to purchase 1.0% of the Company’s fully-diluted capital stock as of the second anniversary of IPO date at 100% of closing sale price on second anniversary of IPO date. These options will vest after six years and carry a ten year term and with cashless exercise provisions.

This contractual obligation is binding against the Company under Delaware law.  Stockholder ratification will have no effect on the enforceability of the agreement by Ms. Vo against the Company.

But, the Company is required to obtain stockholder approval of equity compensation paid to the Company’s officers and directors under the rules of NASDAQ, the New York Stock Exchange and other exchanges.  Consequently, the Company sought stockholder ratification of the Company’s Agreement with Ms. Vo dated April 1, 2012 to avoid a potential listing standard deficiency should the Company ever seek a listing on a securities exchange.

The Board of Directors recommends a vote FOR the ratification of common stock options and common stock conditionally granted to N. Kim Vo, our Controller, through a Contract dated April 1, 2012.

Vote Required

The ratification of common stock options and common stock conditionally granted to N. Kim Vo, our Controller, through a Contract dated April 1, 2012, must be approved by a majority of the shares of Starboard Resources, Inc.’s common stock, present in person or represented by proxy, and entitled to be voted at the meeting. The number of shares of common stock that may be voted on this proposal is the 12,362,336 shares of common stock outstanding on the record date.

PROPOSAL ELEVEN
THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

General

Rothstein Kass served as our independent registered public accounting firm for 2013 and 2012.Since the 2013 financial reports were completed, our Board of Directors approved a change of auditors.  On June 30, 2014, KPMG LLP (“KPMG”) acquired certain assets of Rothstein Kass.  As a result of this transaction, on June 30, 2014, Rothstein Kass resigned as our independent registered public accounting firm.  Concurrent with such resignation, the Company’s audit committee approved the engagement of KPMG as the new independent registered public accounting firm for the Company. On August 4, 2014 KPMG completed its client evaluation procedures and accepted the engagement.

We reported in our Form 8-K dated July 7, 2014 that the audit reports of Rothstein Kass on the Company’s consolidated financial statements for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

We further reported that during the two most recent fiscal years ended December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’s resignation, there were no disagreements between the Company and Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Rothstein Kass would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such years.

The Form 8-K also reported that during the two most recent fiscal years ended December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Finally, the Form 8-K reported that during the Company’s two most recent fiscal years ended December 31, 2013 and through the subsequent interim period preceding KPMG’s engagement, the Company did not consult with KPMG on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and KPMG did not provide either a written report or oral advise to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

 During the two most recent fiscal years prior to their retention as our auditors we had not consulted with Rothstein Kass or KPMG regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, and neither written nor oral advice was provided that was an important factor considered by us in reaching a decision as to the accounting for an auditing or financial reporting issue.

Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Rothstein Kass, our principal accountant for those fiscal years, for the audit of our annual financial statements and review of our financial statements included in or Form 10-Q or services that are normally provided by Rothstein Kass in connection with statutory and regulatory filings or engagements for those fiscal years amount to $130,273 for 2013 and $112,385 for 2012.

Audit-Related Fees

The Company paid no other aggregate fees billed in each of the last two fiscal years for assurance and related services by Rothstein Kass or KPMG, our principal accountants, which are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Rothstein Kass, our principal accountant for those fiscal years, for tax compliance, tax advice, and tax planning amount to $16,500 for 2013.  The Company’s tax services were not performed by Rothstein Kass for 2012.  KPMG did not perform tax services for us in 2012 and 2013.

All Other Fees.

There were no other fees billed in each of the last two fiscal years for products and services by Rothstein Kass, our principal accountant, other than the services reported above.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee Charter requires that the Audit Committee preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

Percentage of Services Approved by Audit Committee

Our Audit Committee approved the following percentages of Audit Fees, Audit-Related Fees and Tax Fees for Rothstein Kass, our principal accountant, for the designated years.

	Audit Fees	Audit-Related Fees	Tax Fees
2013	100%	-	100%
2012	100%	-	-

Rothstein Kass was our principal accountant for our financial statements for the fiscal year ended December 31, 2013.  Less than 50 percent of the hours expended on Rothstein Kass’s engagement to audit our financial statements for the year ended December 13, 2013 were attributed to work performed by persons other than Rothstein Kass’s full-time, permanent employees.

The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm.

Vote Required

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm, must be approved by a majority of the shares of Starboard Resources, Inc.’s common stock, present in person or represented by proxy, and entitled to be voted at the meeting. The number of shares of common stock that may be voted on this proposal is the 12,362,336 shares of common stock outstanding on the record date.

OTHER BUSINESS

No other business was acted upon by our consenting stockholders other than that which is explained in this Information Statement.

SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholder Proposals - General

Our proposed Amended and Restated Bylaws contains a new proposed Article II, Section 5 which would govern the submission of stockholder proposals, if adopted.

We anticipate that we will issue a proxy statement for an annual meeting of stockholders, or for shareholder consents in lieu of an annual meeting, for the year ending December 31, 2014, we will issue a proxy statement in May 2015.

Under the proposed Amended and Restated bylaws, in the event that we hold an annual meeting of stockholders next year, any stockholder who wishes to present a proposal and who wishes to have it set forth in any proxy or information statement prepared by us, must deliver such proposal to our Secretary at our principal executive offices and must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act.  Since we are designating the date of June 10, 2014 under the Amended and Restated Bylaws, under Rule 14a-8, such proposal must be submitted to our Secretary at our principal executive office so that the Secretary receives it not less than 120 calendar days before the date of the company’s proxy statement released to shareholders in connection with the previous year’s annual meeting. As such, shareholders who wish to submit a proposal must do so by February 10, 2015. However, if the date of the 2014 annual meeting of shareholders is changed by more than 30 days from June 10, 2015, the deadline is a reasonable time prior to our printing of the proxy materials, which deadline will be communicated to the shareholders in our public filings.

Under the proposed Amended and Restated bylaws and Rule 14a-4(c) of the Exchange Act, the Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a shareholder at the 2015 Annual General of Shareholders that the shareholder does not seek to have included in our proxy statement if the proxy statement discloses the nature of the matter and how the Board intends to exercise its discretion to vote on the matter.  If we first receive notice of the matter after April 26, 2015, and the matter nonetheless is permitted to be presented at the 2015 Annual General of Shareholders, the Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

Under the proposed Amended and Restated Bylaws, if a proposal is sought to be presented at an annual meeting of stockholders, but is not submitted for inclusion in that proxy or information statement, the stockholder must deliver or mail a notice of the stockholder proposal, together with all of the information and materials discussed below, to our Secretary, which notice must be received at our principal executive offices and must comply with the requirements set forth in our proposed Amended and Restated Bylaws.

In order to be eligible to submit a stockholder proposal notice, the stockholder must be a stockholder of record at the time of giving the notice of the proposal and entitled to vote at the meeting.  The stockholder proposal notice must be made by SEC filing or news announcement as defined in the proposed Amended and Restated Bylaws must set forth for each matter proposed to be brought before the meeting:

(1)	the name and address of such stockholder (as they appear on the Corporation’s books) and any such beneficial owner;

(2)	the class or series and number of shares of capital stock of the Corporation which are held of record or are beneficially owned by such stockholder and by any such beneficial owner;

(3)
a description of any agreement, arrangement or understanding between or among such stockholder and any such beneficial owner, any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such nomination or other business;

(4)
a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or any such beneficial owner or any such nominee with respect to the Corporation’s securities (a “Derivative Instrument”);

(5)
to the extent not disclosed pursuant to clause (4) above, the principal amount of any indebtedness of the Corporation or any of its subsidiaries beneficially owned by such stockholder or by any such beneficial owner, together with the title of the instrument under which such indebtedness was issued and a description of any Derivative Instrument entered into by or on behalf of such stockholder or such beneficial owner relating to the value or payment of any indebtedness of the Corporation or any such subsidiary;

(6)
a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting; and

(7)
a representation as to whether such stockholder or any such beneficial owner intends or is part of a group that intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding capital stock required to approve or adopt the proposal or to elect each such nominee and/or (ii) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

The Company may exclude a stockholder proposal after it has notified the proposing stockholder in writing of the proposal’s deficiency, and the proposing stockholder failed adequately to correct it. The Company has 14 calendar days to provide the deficiency notice and the proposing stockholder has 14 calendar days to provide the response in writing.  The Company need not provide the proposing stockholder such notice of a deficiency if the deficiency cannot be remedied, such as if the failure to submit a proposal by the company's properly determined deadline. If the Company intends to exclude the stockholder proposal, it must submit a request to exclude the stockholder proposal to the Securities and Exchange Commission stating the reasons within 80 days before the date of its definitive proxy statement while simultaneously providing the proposing stockholder a copy of the request. The proposing stockholder can, but is not required to, submit a response to the request.

Director Nominations

Under the proposed Amended and Restated Bylaws, stockholders who are entitled to vote in the election of directors at the 2015 annual meeting of stockholders, assuming an actual meeting is held, may nominate directors to be elected.  To nominate a director for election, the stockholder must deliver or mail a written notice of the nomination to our Secretary. The notice must comply with and set forth all information required by the Securities and Exchange Act of 1934 and rules promulgated thereunder, including:

1)	the name, age and business and residential addresses of each person to be nominated;
2)	the principal occupation or employment of each person to be nominated;
3)	the class and number of shares of our capital stock beneficially owned by each person to be nominated;
4)	the background information about the proposed director included in SEC Regulation S-K, Item 401(d), (e), and (f) (assuming the Amended and Restated Bylaws are adopted);
5)
disclosure as to whether the proposed director is subject to a disqualification from being involved in a SEC Rule 506 safe harbor exempt offering as stated in SEC Rule 506(d) (assuming the Amended and Restated Bylaws are adopted);

6)	the name and address of the person submitting the nomination or nominations;
7)	the number of shares of each class of our capital stock of which the person submitting the nomination or nominations is the beneficial owner;
8)	the name and address of each of the persons with whom the person submitting the nomination or nominations is acting in concert with;
9)	the number of shares of our capital stock beneficially owned by each person with whom the person submitting the nomination or nominations is acting in concert with;
10)
a description of all arrangements or understandings between the person submitting the nomination or nominations and each person to be nominated and any other persons (naming those persons) pursuant to which the nomination or nominations are to be made by the stockholder;

11)
other information with respect to each person to be nominated that would be required to be provided in a proxy statement prepared in accordance with Regulation 14A promulgated under the Exchange Act; and

12)	a consent executed by each person to be nominated to the effect that, if elected as a member of our board of directors, he or she will serve.

Within fourteen days after the nomination notice, together with all of the information and materials discussed immediately above, has been submitted to our Secretary, our Secretary will determine whether the evidence of the person making the nomination or nominations as a stockholder is reasonably satisfactory and will provide notice in writing to the person making the nomination or nominations of his determination.  If our Secretary determines that the evidence is not reasonably satisfactory, or if the person fails to submit the requisite information in the form or within the time indicated, the nomination or nominations will be ineffective for the election at the meeting at which the person is to be nominated.

If the Amended and Restated Bylaws are not adopted, then any stockholder who wishes to submit a proposal for inclusion in the proxy materials for our annual meetings must comply with the requirements of Rule 14a-8 under the Exchange Act. Under Rule 14a-8, such proposal must be submitted to our Secretary at our principal executive office so that the Secretary receives it not less than 120 calendar days before the date of the company’s proxy statement released to shareholders in connection with the 2014 Annual Meeting. However, if the date of the 2015 annual meeting of shareholders is changed by more than 30 days from the date of the 2014 Annual Meeting, the deadline is a reasonable time prior to our printing of the proxy materials, which deadline will be communicated to the shareholders in our public filings.

If the Amended and Restated Bylaws are not adopted, then under Rule 14a-4(c) of the Exchange Act, the Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a shareholder at the 2015 Annual General and Special Meeting of Shareholders that the shareholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how the Board intends to exercise its discretion to vote on the matter, unless we are notified of the proposal on or before 45 calendar days before the date of the 2015 annual meeting, based on the date of the 2014 Annual Meeting, and the shareholder satisfies the other requirements of Rule 14a-4(c)(2). If we first receive notice of the matter after the above-designated date, and the matter nonetheless is permitted to be presented at the 2015 Annual General and Special Meeting of Shareholders, the Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

Availability of Annual Report

The Annual Report to Stockholders of the Company for the year ended December 31, 2013, including audited financial statements, is enclosed with this proxy statement but does not constitute a part of the proxy soliciting material. The Company will furnish a copy of its Annual Report for the year ended December 31, 2013, without exhibits, free of charge to each person who forwards a written request to our Secretary at 300 E. Sonterra Blvd., Suite 1220, San Antonio, TX 78258.

Householding

The SEC permits a single copy of the proxy statement to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one copy of the proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate copy of the proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate copies of the proxy statement wishes to receive a single copy of the proxy statement in the future, that stockholder should contact their broker or send a request to the corporate secretary at our principal executive offices, 300 E. Sonterra Blvd., Suite 1220, San Antonio, TX 78258, telephone number (210) 999-5400. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the proxy statement to a beneficial stockholder at a shared address to which a single copy of the proxy statement was delivered.

ADDITIONAL INFORMATION AND QUESTIONS

A copy of these materials and our Annual Report on Form 10-K/A for the year ended December 31, 2013 are available on our investor relations website, www.starboardresources.com, or will be furnished, without charge, to any person who provides a written request to our Secretary at the address listed below.

If you have any questions or need more information about the matters discussed in this Information Statement, you may write to us at:

Starboard Resources, Inc.
300 E. Sonterra Blvd., Suite 1220
San Antonio, TX 78258
Attention:  Secretary

You also may call us at (210) 999-5400 or email us at publicfilingsinfo@Starboard Resources.com.

Insofar as any of the information in the Proxy Statement may rest particularly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

By Order of the Board of Directors

/s/Michael J. Pawelek
Chief Executive Officer and Secretary
September , 2014

Whether or not you plan to attend the meeting, please mark, date and sign the enclosed proxy exactly as your name appears thereon and mail it promptly in the enclosed envelope to:

STARBOARD RESOURCES, INC.
Attention: Debbie Cherry
300 E. Sonterra Blvd., Suite 1220
San Antonio, TX 78258
Via e-mail:  debbiec@starboardresources.com

Annex 1

AMENDED AND RESTATED BYLAWS
 OF
 STARBOARD RESOURCES, INC.

ARTICLE I — OFFICES

1. REGISTERED OFFICE AND AGENT

The registered office and registered agent of Starboard Resources, Inc. (“Corporation”) shall be as set forth in the Corporation’s Certificate of Incorporation. The registered office or the registered agent may be changed by resolution of the Board of Directors, upon making the appropriate filing with the Secretary of State.

2. PRINCIPAL OFFICE

The principal office of the Corporation may be located either within or without the State of Delaware as the Board of Directors may designate or as the business of the Corporation may require from time to time.

3. OTHER OFFICES

The Corporation may also have other offices at such places, within or without the State of Delaware, as the Board of Directors may designate, or as the business of the Corporation may require or as may be desirable.

ARTICLE II — SHAREHOLDERS

1. ANNUAL MEETING

If required by applicable law, an annual meeting of shareholders shall be held on the date and time set by the Board of Directors in a notice of meeting or in a duly executed waiver of notice, for the purpose of electing directors and for the transaction of such other proper business as may come before the meeting. The Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board. The annual meeting may be called by resolution of the Board of Directors or by a writing filed with the Secretary signed either by a majority of the directors or by shareholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote at any such meeting. If the election of directors is not held on the day designated in these bylaws for any annual meeting of the shareholders, or at any adjournment of the annual meeting, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

2. SPECIAL SHAREHOLDERS’ MEETINGS

Special meetings of the shareholders may be called by the Board of Directors, the Chief Executive Officer, or by the holders of more than fifty percent of all the shares entitled to vote at the proposed special meeting, unless the Corporation’s Certificate of Incorporation provide for a number of shares greater than or less than fifty percent, in which event special meetings of the shareholders may be called by the holders of at least the percentage of shares so specified in the Certificate of Incorporation.

Only business within the purpose or purposes described in the notice or executed waiver of notice may be conducted at a special meeting of the shareholders.

Any person or persons entitled hereunder to call a special meeting of shareholders may do so only by written request sent by certified mail or delivered in person to the President, Chief Executive Officer or Secretary. The officer receiving the written request shall within ten days from the date of its receipt cause notice of the meeting to be given in the manner provided by these Bylaws to all shareholders entitled to vote at the meeting. If the officer does not give notice of the meeting within ten days after the date of receipt of the written request, the person or persons calling the meeting may fix the time of meeting and give the notice in the manner provided in these Bylaws. Nothing contained in this section shall be construed as limiting, fixing, or affecting the time or date when a meeting of shareholders called by action of the Board of Directors may be held.

1

3. PLACE OF MEETING

Meetings of the shareholders shall be held either at the registered office of the Corporation or at such other place, either within or without the State of Delaware, as shall be designated in the notice of the meeting or executed waiver of notice. The Board of Directors may, in its discretion, determine that the meeting may be held solely by means of remote communication. If authorized by the Board of Directors, and subject to any guidelines and procedures adopted by the Board of Directors, shareholders and proxyholders not physically present at a meeting of shareholders, by means of remote communication may participate in a meeting of shareholders; and, may be considered present in person and may vote at a meeting of shareholders held at a designated place or held solely by means of remote communication, subject to the conditions imposed by Section 211(a)(2) of the Delaware General Corporation Law.

4. NOTICE OF SHAREHOLDERS’ MEETING

Written or printed notice stating the place, day and hour of the meeting, the means of any remote communications by which shareholders may be considered present and may vote at the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, personally, by electronic transmission, or by mail, by or at the direction of the President, the Chief Executive Officer, the Secretary, or the officer or person calling the meeting, to each shareholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at the shareholder’s address as it appears on the share transfer records of the Corporation, with postage thereon prepaid.

The Corporation shall notify each shareholder, whether or not entitled to vote, of any meeting of shareholders at which a plan of merger or exchange is to be submitted for approval in accordance with Section 251 of the Delaware General Corporation Law. The notice shall be given at least 20 days before the meeting and shall state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger or exchange and shall contain or be accompanied by a copy or summary of the plan.

Written or printed notice setting forth any proposed amendment to the Certificate of Incorporation or a summary of the changes to be effected thereby shall be given to each shareholder of record entitled to vote thereon within the time and in the manner provided in the Delaware General Corporation Law for the giving of notice of meetings of shareholders. If the meeting be an annual meeting, the proposed amendment or such summary may be included in the notice of such annual meeting.

Any notice required to be given to any shareholder, under any provision of the Delaware General Corporation Law or the Certificate of Incorporation or these Bylaws, need not be given to the shareholder if (1) notice of two consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or (2) all (but in no event less than two) payments (if sent by first class mail) of distributions or interest on securities during a 12 month period have been mailed to that person, addressed at the shareholder’s address as shown on the share transfer records of the Corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given. If such a person delivers to the Corporation a written notice setting forth the shareholder’s then current address, the requirement that notice be given to that person shall be reinstated.

Notice by Electronic Transmission: On consent of a shareholder, notice from the Corporation under any provision of the Delaware General Corporation Law, the Certificate of Incorporation, or these Bylaws may be given to the shareholder by electronic transmission. The shareholder may specify the form of electronic transmission to be used to communicate notice. The shareholder may revoke this consent by written notice to the Corporation. The shareholder’s consent is deemed to be revoked if the Corporation is unable to deliver by electronic transmission two consecutive notices, and the secretary, assistant secretary, or transfer agent of the Corporation, or another person responsible for delivering notice on behalf of the Corporation knows that delivery of these two electronic transmissions was unsuccessful. The inadvertent failure to treat the unsuccessful transmissions as a revocation of shareholder consent does not invalidate a meeting or other action.

Notice by electronic transmission is deemed given when the notice is: (1) transmitted to a facsimile number provided by the shareholder for the purpose of receiving notice; (2) transmitted to an electronic mail address provided by the shareholder for the purpose of receiving notice; (3) posted on an electronic network and a message is sent to the shareholder at the address provided by the shareholder for the purpose of alerting the shareholder of a posting; or (4) communicated to the shareholder by any other form of electronic transmission consented to by the shareholder.

An affidavit of the Secretary, Assistant Secretary, transfer agent, or other agent of the Corporation that notice has been given by electronic transmission is, in the absence of fraud, prima facie evidence that the notice was given.

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5.  NOTICE OF NOMINATIONS AND STOCKHOLDER BUSINESS

(a) Annual Meetings of Stockholders. Nominations of persons for election to the Board of Directors of the Corporation or the proposal of other business to be transacted by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto) and Proxy Statement under Rule 14a-8 under the Exchange Act, as amended, and the rules and regulations thereunder (the “Exchange Act”)), (B) by or at the direction of the Board of Directors (or the chairman in the absence of a designation by the Board of Directors) or the chief executive officer (C) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Article II, Section 5(a), who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Article II, Section 5(a). For the avoidance of doubt, this Article II, Section 5(a) shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the Corporation’s notice of meeting and Proxy Statement) before an annual meeting of stockholders.

(i) For nominations or other business to be properly brought before an annual meeting of stockholders by a stockholder pursuant to clause (C) of paragraph (a) of this Article II, Section 5, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such proposed business (other than the nominations of persons for election to the Board of Directors) must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to or mailed and received by the secretary of the Corporation at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than thirty (30) days after such anniversary date then to be timely such notice must be received by the Corporation no earlier than one hundred twenty (120) days prior to such annual meeting and no later than the later of ninety (90) days prior to the date of the meeting or the tenth (10th) day following the day on which public announcement of the date of the meeting was first made by the Corporation. For purposes of the 2014 annual meeting, the first anniversary of the preceding year’s annual meeting shall be determined to be June 10, 2015. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. For purposes of Article II, Section 5(a)(ii) and Article II, Section 5(b) of these Bylaws, “public announcement” shall mean disclosure in a press release reported by Dow Jones News Service, the Associated Press, or any other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(ii) A stockholder’s notice to the corporate secretary shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) all information about such person that would be required by SEC Regulation S-K, Item 401; and (3) a disclosure as to whether such person is subject to a disqualification from being involved in exempt private offerings under the SEC Rule 506 safe harbor from securities registration requirements as stated in SEC Rule 506(d) or subject to any proceeding which may result in such disqualification;  (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the text of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:

(1) the name and address of such stockholder (as they appear on the Corporation’s books) and any such beneficial owner;

(2) the class or series and number of shares of capital stock of the Corporation which are held of record or are beneficially owned by such stockholder and by any such beneficial owner;

(3) a description of any agreement, arrangement or understanding between or among such stockholder and any such beneficial owner, any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such nomination or other business;

(4) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or any such beneficial owner or any such nominee with respect to the Corporation’s securities (a “Derivative Instrument”);

(5) to the extent not disclosed pursuant to clause (4) above, the principal amount of any indebtedness of the Corporation or any of its subsidiaries beneficially owned by such stockholder or by any such beneficial owner, together with the title of the instrument under which such indebtedness was issued and a description of any Derivative Instrument entered into by or on behalf of such stockholder or such beneficial owner relating to the value or payment of any indebtedness of the Corporation or any such subsidiary;

(6) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting; and

(7) a representation as to whether such stockholder or any such beneficial owner intends or is part of a group that intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding capital stock required to approve or adopt the proposal or to elect each such nominee and/or (ii) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

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If requested by the Corporation, the information required under clauses (C)(2), (3), (4) and (5) of the preceding sentence of this Article II, Section 5 shall be updated and supplemented, if necessary, by such stockholder and any such beneficial owner so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the date that is five (5) business days prior to the meeting and, in the event of any adjournment or postponement thereof, five (5) business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i), such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii), such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than two (2) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to such adjourned or postponed meeting.

Notwithstanding anything to the contrary, the notice requirements set forth herein with respect to the proposal of any business pursuant to this Article II, Section 5 other than a nomination shall be deemed satisfied by a stockholder if such stockholder has submitted a proposal to the Corporation in compliance with Rule 14a-8 promulgated under the Securities and Exchange Act of 1934 and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for the meeting of stockholders.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting pursuant to Article II, Section 4. Nominations of persons for election to the Board of Directors of the Corporation at a special meeting of stockholders may be made by stockholders only if the election of directors is included as business to be brought before a special meeting in the Corporation’s notice of meeting and then only by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Article II, Section 5(b), who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Article II, Section 5(b). For nominations to be properly brought before a special meeting of stockholders by a stockholder pursuant to this Article II, Section 5(b), the stockholder must have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received by the secretary of the Corporation at the principal executive offices of the Corporation (A) not earlier than one hundred twenty (120) days prior to the date of the special meeting nor (B) later than the later of ninety (90) days prior to the date of the special meeting or the tenth (10th) day following the day on which public announcement of the date of the special meeting was first made. A stockholder’s notice to the corporate secretary shall comply with the notice requirements of Article II, Section 5(a)(ii).

(c) General.

(i) At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the secretary of the Corporation the information that is required to be set forth in a stockholder’s notice of nomination that pertains to the nominee. No person shall be eligible to be nominated by a stockholder to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this Article II, Section 5. No business shall be conducted at a stockholder meeting except in accordance with the procedures set forth in Article II, Section 4 and this Article II, Section 5. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws or that business was not properly brought before the meeting, and if he should so determine and declare, the defective nomination shall be disregarded or such business shall not be transacted, as the case may be. Notwithstanding the foregoing provisions of this Article II, Section 5, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or other proposed business, such nomination shall be disregarded or such proposed business shall not be transacted, as the case may be, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Article II, Section 5, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(ii) Without limiting the foregoing provisions of this Article II, Section 5, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Article II, Section 5; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Article II, Section 5, and compliance with Article II, Section 5(a) or (b) shall be the exclusive means for a stockholder to make nominations or submit other business (other than as provided in the last paragraph of Article II, Section 5(a)).

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6. FIXING RECORD DATES FOR MATTERS OTHER THAN CONSENTS TO ACTION

For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, or in order to make a determination of shareholders for any other proper purpose (other than determining shareholders entitled to consent to action by shareholders proposed to be taken without a meeting of shareholders), the Board of Directors of the Corporation may provide that the share transfer records shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the share transfer records shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such records shall be closed for at least ten (10) days immediately preceding such meeting.

In lieu of closing the share transfer records, the Bylaws, or, in the absence of an applicable bylaw, the Board of Directors, may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in the case of a meeting of shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer records are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the share transfer records and the stated period of closing has expired.

7. FIXING RECORD DATES CONSENTS TO ACTION

Unless a record date shall have previously been fixed or determined pursuant to this section, whenever action by shareholders is proposed to be taken by consent in writing without a meeting of shareholders, the Board of Directors may fix a record date for the purpose of determining shareholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and the prior action of the Board of Directors is not required by the Delaware General Corporation Law, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation.

Delivery shall be by hand or by certified or registered mail, return receipt requested. Delivery to the Corporation’s principal place of business shall be addressed to the President or the principal executive officer of the Corporation. If no record date shall have been fixed by the Board of Directors and prior action of the Board of Directors is required by the Delaware General Corporation Law, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts a resolution taking such prior action.

8. VOTING LISTS

The officer or agent having charge of the share transfer records for shares of the Corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Alternatively, the list of the shareholders may be kept on a reasonably accessible electronic network, if the information required to gain access to the list is provided with the notice of the meeting. This does not require the Corporation to include any electronic contact information of any shareholder on the list. If the Corporation elects to make the list available on an electronic network, the Corporation shall take reasonable steps to ensure that the information is available only to shareholders of the Corporation. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. If the meeting is held by means of remote communication, the list must be open to the examination of any shareholder for the duration of the meeting on a reasonably accessible electronic network, and the information required to access the list must be provided to shareholders with the notice of the meeting. The original share transfer records shall be prima-facie evidence as to who are the shareholders entitled to examine such list or transfer records or to vote at any meeting of shareholders. However failure to prepare and make the list available in the manner provided above shall not affect the validity of any action taken at the meeting.

9. VOTING OF SHARES AND PROXIES

Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except: (a) to the extent that the Certificate of Incorporation of the Corporation provides for more or less than one vote per share or (if and to the extent permitted by the Delaware General Corporation Law) limit or deny voting rights to the holders of the shares of any class or series, or (b) as otherwise provided by the Delaware General Corporation Law.

Shares of its own stock owned by the Corporation or by another domestic or foreign corporation or other entity, if a majority of the voting stock or voting interest of the other corporation or other entity is owned or controlled by the Corporation, shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time. Nothing in this section shall be construed as limiting the right of the Corporation or any domestic or foreign corporation or other entity to vote stock, held or controlled by it in a fiduciary capacity, or with respect to which it otherwise exercises voting power in a fiduciary capacity.

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Any shareholder may vote either in person or by proxy executed in writing by the shareholder. An electronic transmission by the shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by the shareholder, shall be treated as an execution in writing for purposes of this section. Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the shareholder. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Proxies coupled with an interest include the appointment as proxy of: (1) a pledgee; (2) a person who purchased or agreed to purchase, or owns or holds an option to purchase, the shares; (3) a creditor of the Corporation who extended it credit under terms requiring the appointment; (4) an employee of the Corporation whose employment contract requires the appointment; or (5) a party to a voting agreement or voting trust created under Section 218 of the Delaware General Corporation Law.

An irrevocable proxy, if noted conspicuously on the certificate representing the shares that are subject to the irrevocable proxy or, in the case of uncertificated shares, if notation of the irrevocable proxy is contained in the notice sent pursuant to Section 222 of the Delaware General Corporation Law with respect to the shares that are subject to the irrevocable proxy, shall be specifically enforceable against the holder of those shares or any successor or transferee of the holder. Unless noted conspicuously on the certificate representing the shares that are subject to the irrevocable proxy or, in the case of uncertificated shares, unless notation of the irrevocable proxy is contained in the notice sent pursuant to Section 222 of the Delaware General Corporation Law with respect to the shares that are subject to the irrevocable proxy, an irrevocable proxy, even though otherwise enforceable, is ineffective against a transferee for value without actual knowledge of the existence of the irrevocable proxy at the time of the transfer or against any subsequent transferee (whether or not for value), but such an irrevocable proxy shall be specifically enforceable against any other person who is not a transferee for value from and after the time that the person acquires actual knowledge of the existence of the irrevocable proxy.

At each election for directors every shareholder entitled to vote at such election shall have the right (a) to vote the number of shares owned by such shareholder for as many persons as there are directors to be elected and for whose election the shareholder has a right to vote. Shareholders are prohibited from cumulating their votes in any election of directors of the Corporation.

Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of such corporation may authorize or, in the absence of such authorization, as the Board of Directors of such corporation may determine; provided, however, that when any foreign corporation without a permit to do business in this State lawfully owns or may lawfully own or acquire stock in a Delaware corporation, it shall not be unlawful for such foreign corporation to vote said stock and participate in the management and control of the business and affairs of the Corporation, as other stockholders, subject to all laws, rules and regulations governing Delaware corporations and especially subject to the provisions of the Anti-Trust laws of the State of Delaware.

 Shares held by an administrator, executor, guardian, or conservator may be voted by him or her so long as such shares forming a part of an estate are in the possession and forming a part of the estate being served by him or her, either in person or by proxy, without a transfer of such shares into his or her name.

Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name as trustee.

Shares standing in the name of a receiver may be voted by such a receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred, subject to any agreements containing restrictions on the hypothecation, assignment, pledge or voluntary or involuntary transfer of shares.

With respect to any matter, other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the Delaware General Corporation Law, the affirmative vote of the holders of a majority of the shares entitled to vote on, and that voted for or against or expressly abstained with respect to, that matter at a meeting of shareholders at which a quorum is present shall be the act of the shareholders, unless otherwise provided in the Certificate of Incorporation or these Bylaws.

Unless otherwise provided in the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

Any vote may be taken by voice or show of hands unless a shareholder entitled to vote, either in person or by proxy objects, in which case written ballots shall be used.

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10. QUORUM OF SHAREHOLDERS

With respect to any meeting of shareholders, a quorum shall be present for any matter to be presented at that meeting if the holders of a majority of the shares entitled to vote at the meeting are represented at the meeting in person or by proxy, unless otherwise provided by law or the Certificate of Incorporation. Notwithstanding anything to the contrary in these Bylaws or the Certificate of Incorporation, in no event shall a quorum of the shareholders consist of less than one voting share more than fifty percent (50%) of the shares entitled to vote.

If, however, such quorum shall not be present at any meeting of the stockholders, either the chairman of the meeting or a majority of the stockholders present in person, by remote communication, if applicable, or represented by proxy shall adjourn the meeting, without any notice other than announcement at the meeting at which the adjournment is taken of the place, if any, date and hour of the holding of the adjourned meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which the adjournment is taken., until a quorum shall be present. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

After a quorum has been established at a shareholders’ meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Unless otherwise provided in the Certificate of Incorporation or these Bylaws, once a quorum is present at a meeting of shareholders, the shareholders represented in person or by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any shareholder or the refusal of any shareholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, the shareholders represented in person or by proxy at a meeting of shareholders at which a quorum is not present may adjourn the meeting until such time and to such place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at that meeting.

When a meeting is adjourned, it shall not be necessary to give any notice of the adjourned meeting if the time, date, and place of the reconvened meeting are announced at the meeting at which the adjournment is taken, and any business may be transacted at the reconvened meeting that might have been transacted at the original meeting. If, however, following the adjournment, the Board fixes a new record date for the reconvened meeting, a notice of the reconvened meeting shall be given as stated in Article II, Section 4 of these Bylaws above to each shareholder of record on the new record date entitled to vote at such meeting.

11.  ACTION BY SHAREHOLDERS WITHOUT MEETING

Any action required by the Delaware General Corporation Law to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which holders of all of shares entitled to vote with respect to the action that is the subject of the consent.

If the Corporation’s Certificate of Incorporation so provides, any action required by the Delaware General Corporation Law to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which holders of the majority of the shares entitled to vote on the action were present and voted.

Every written consent signed by the holders of less than all the shares entitled to vote with respect to the action that is the subject of the consent shall bear the date of signature of each shareholder who signs the consent. No written consent signed by the holder of less than all the shares entitled to vote with respect to the action that is the subject of the consent shall be effective to take the action that is the subject of the consent unless, within 60 days after the date of the earliest dated consent delivered to the Corporation in a manner required by these Bylaws, a consent or consents signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent are delivered to the Corporation by delivery to its registered office, registered agent, principal place of business, transfer agent, registrar, exchange agent or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or certified or registered mail, return receipt requested. Delivery to the Corporation’s principal place of business shall be addressed to the President or principal executive officer of the Corporation.

An electronic transmission by a shareholder consenting to an action to be taken is considered to be written, signed, and dated for the purposes of this section if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by the shareholder and the date on which the shareholder transmitted the transmission. The date of transmission is the date on which the consent was signed. Consent given by electronic transmission may not be considered delivered until the consent is reproduced in paper form and the paper form is delivered to the Corporation at its registered office in this state or its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of shareholder meetings are recorded. Notwithstanding the preceding paragraph of this section, consent given by electronic transmission may be delivered to the principal place of business of the Corporation or to an officer or agent of the Corporation having custody of the book in which proceedings of shareholder meetings are recorded to the extent and in the manner provided by resolution of the Board of Directors of the Corporation.

Any photographic, photostatic, facsimile, or similarly reliable reproduction of a consent in writing signed by a shareholder may be substituted or used instead of the original writing for any purpose for which the original writing could be used, if the reproduction is a complete reproduction of the entire original writing.

Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action.

12. REDEMPTION OF SHARES

The Corporation shall have the power to redeem the shares of any shareholder, or the shares of a deceased shareholder, upon such terms as may be agreed upon by the Board of Directors and such shareholder or the shareholder’s personal representative, or at such price and upon such terms as may be provided in the Certificate of Incorporation, these Bylaws, or any applicable stock purchase or redemption agreement.

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ARTICLE III — DIRECTORS

1. BOARD OF DIRECTORS

To the extent not limited or prohibited by law, the Certificate of Incorporation or these Bylaws, the powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board of Directors of the Corporation. Directors need not be residents of the State of Delaware or shareholders of the Corporation unless the Certificate of Incorporation or these Bylaws so require.

In the discharge of any duty imposed or power conferred upon a director, including as a member of a committee, a director, may in good faith and with ordinary care, rely on information, opinions, reports, or statements, including financial statements and other financial data, concerning the Corporation or another person, that were prepared or presented by: (1) one or more officers or employees of the Corporation acting within the scope of their employment; (2) legal counsel, public accountants, investment bankers, or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board of Directors of which the director is not a member.

A director is not relying in good faith within the meaning of this section if the director has knowledge concerning the matter in question that makes reliance otherwise permitted by this section unwarranted.

The Board of Directors is authorized, subject to limitations prescribed by law, the Certificate of Incorporation and these By-laws, to provide by resolution or resolutions for the issuance of the shares of preferred stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares included in any such series, and to fix the designation, powers, preferences and rights of the shares of any such series and the qualifications, limitations or restrictions thereof.

 2. NUMBER AND ELECTION OF DIRECTORS

The number of directors shall be not less than three (3) or more than nine (9) provided that the number may be increased or decreased from time to time by an amendment to these Bylaws or resolution adopted by the Board of Directors or by the shareholders. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent director.

At the annual meeting of shareholders and at each annual meeting thereafter, the holders of shares entitled to vote in the election of directors shall elect directors to hold office until the next succeeding annual meeting.

The directors in place as of the date of the effectiveness of these By-laws shall remain in place until the next shareholder vote for directors which may be at the annual meeting as stated above or at a special shareholder meeting called for the purpose of electing directors under these By-laws.

3. REMOVAL

Except as otherwise provided by the Delaware General Corporation Law, these Bylaws or the Certificate of Incorporation, at any meeting of shareholders called expressly for that purpose any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority, of the shares then entitled to vote at an election of directors, subject to any further restrictions on removal that may be contained in the Bylaws. Whenever the holders of any class or series of shares or any such group are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, only the holders of shares of that class or series or group shall be entitled to vote for or against the removal of any director elected by the holders of shares of that class or series or group.

4. RESIGNATION

A director may resign by providing notice in writing or by electronic transmission of such resignation to the Corporation. The resignation shall be effective upon the date of receipt of the notice of resignation or the date specified in such notice. Acceptance of the resignation shall not be required to make the resignation effective.

5. VACANCIES AND INCREASE IN NUMBER OF DIRECTORS

Any vacancy occurring in the Board of Directors may be filled by election at an annual or special meeting of shareholders called for that purpose or may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office.

A directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual or special meeting of shareholders called for that purpose or may be filled by the Board of Directors for a term of office continuing only until the next election of one or more directors by the shareholders.

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 Notwithstanding the above, whenever the holders of any class or series of shares or group of classes or series of shares are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, any vacancies in such directorships and any newly created directorships of such class or series to be filled by reason of an increase in the number of such directors may be filled by the affirmative vote of a majority of the directors elected by such class or series, or by such group, then in office, or by a sole remaining director so elected, or by the vote of the holders of the outstanding shares of such class or series or of such group, and such directorships shall not in any case be filled by the vote of the remaining directors or the holders of the outstanding shares as a whole unless otherwise provided in the Certificate of Incorporation.

6. ANNUAL MEETING OF DIRECTORS

Immediately following each annual meeting of shareholders, the Board of Directors elected at such meeting shall hold an annual meeting at which they shall elect officers and transact such other business as shall come before the meeting. The time and place of the annual meeting of the Board of Directors may be changed by resolution of the Board of Directors.  The meeting shall be chaired by the designated Chair of the Board of Directors, or in his or her absence, the Chief Executive Officer or President.

7. REGULAR MEETING OF DIRECTORS

Regular meetings of the Board of Directors may be held with or without notice at such time and place as may be from time to time determined by the Board of Directors. The meeting shall be chaired by the designated Chair of the Board of Directors, or in his or her absence, the Chief Executive Officer or President.

8. SPECIAL MEETINGS OF DIRECTORS

The Secretary shall call a special meeting of the Board of Directors whenever requested to do so by the President or Chief Executive Officer or by twenty-five percent (25%) of the members of the Board of Directors. Such special meeting shall be held at the date and time specified in the notice of meeting. The meeting shall be chaired by the designated Chair of the Board of Directors, or in his or her absence, the Chief Executive Officer or President.

9. PLACE OF DIRECTORS’ MEETINGS

All meetings of the Board of Directors shall be held either at the principal office of the Corporation or at such other place, either within or without the State of Delaware, as shall be specified in the notice of meeting or executed waiver of notice.

10. NOTICE OF DIRECTORS’ MEETINGS

All special meetings of the Board of Directors shall be held upon not less than one day’s written notice stating the date, place and hour of meeting delivered to each director either personally or by mail or at the direction of the Chief Executive Officer, the President or the Secretary or the officer or person calling the meeting. Annual and regular meetings of the Board of Directors may be held with or without notice.

In any case where all of the directors execute a waiver of notice of the time and place of meeting, no notice thereof shall be required, and any such meeting shall be held at the time and at the place specified in the waiver of notice. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where the directors attend a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

On consent of a director, notice of the date, time, place, or purpose of a regular or special meeting of the Board of Directors may be given to the director by electronic transmission. The director may specify the form of electronic transmission to be used to communicate notice. The director may revoke this consent by written notice to the Corporation. The director’s consent is deemed to be revoked if the Corporation is unable to deliver by electronic transmission two consecutive notices and the Secretary of the Corporation or other person responsible for delivering the notice on behalf of the Corporation knows that the delivery of these two electronic transmissions was unsuccessful. The inadvertent failure to treat the unsuccessful transmissions as a revocation of the director’s consent does not invalidate a meeting or other action. An affidavit of the Secretary or other agent of the Corporation that notice has been given by electronic transmission is, in the absence of fraud, prima facie evidence that the notice was given. Notice under this section is deemed given when the notice is: (1) transmitted to a facsimile number provided by the director for the purpose of receiving notice; (2) transmitted to an electronic mail address provided by the director for the purpose of receiving notice; (3) posted on an electronic network and a message is sent to the director at the address provided by the director for the purpose of alerting the director of a posting; or (4) communicated to the director by any other form of electronic transmission consented to by the director.

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11. QUORUM OF DIRECTORS

A majority of the number of directors fixed by, or in the manner provided in, the Certificate of Incorporation or these Bylaws shall constitute a quorum for the transaction of business unless a different number or portion is required by law or the Certificate of Incorporation or these Bylaws. In no case may the Corporation’s Certificate of Incorporation or these Bylaws provide that less than one-half of the number of directors so fixed constitute a quorum. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by law or the Certificate of Incorporation or these Bylaws.

A director who has a direct or indirect interest in a matter to be voted on at a meeting of the Board of Directors may be counted in determining whether a quorum is present.

12. COMPENSATION

Directors shall receive compensation as fixed by resolution of the Board of Directors, which may include a salary, expenses, fixed sums for attendance at meetings, participating in the Corporation’s equity compensation plans, contingent payments, severance payments, and payments relating to changes of control.  Said compensation may be in the form of cash as well as stock, warrants, options and other non-cash compensation.  A director shall not be precluded from serving the Corporation in any other capacity and receiving compensation for such services. Member of committees may be allowed similar compensation and reimbursement of expenses for attending committee meetings.

Provided and contingent upon the Corporation being subject to the provisions of Section 14A to the Securities and Exchange Act of 1934 (Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), the Company shall provide its shareholders with a periodic advisory vote on the compensation of the Corporation’s directors and executive officers and a periodic vote as to the designated frequency of the advisory vote on the compensation of the Corporation’s directors and executive officers as required by SEC Rules 14a-4(b)(3), 14a-6(a)(7) and 14a-21 (17 CFR §240.14a-4(b)(3), 17 CFR §240.14a-6(a)(7) and 17 CFR §240.14a-21).  Said shareholder votes shall bind the Corporation as to the frequency of the advisory votes, but shall have no effect upon and shall not control or affect the compensation or the forms of compensation the Corporation pays to its directors and executive officers.  Further, a negative shareholder advisory vote of any percentage as to compensation for directors and executive officers shall be deemed to not support findings of breaches of fiduciary duty regarding the Board of Directors consideration of compensation for the Corporation’s directors and executive officers.

 13. UNANIMOUS WRITTEN CONSENT OF DIRECTORS OR COMMITTEE MEMBERS

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or committee, as the case may be. An electronic transmission by a director consenting to an action to be taken and transmitted by a director is considered written, signed, and dated for the purposes of this section if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by the director and the date on which the director transmitted the transmission. Such consent shall have the same force and effect as a unanimous vote at a meeting.

14. COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors may designate from among its members one or more committees, each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in the resolution of the Board of Directors or in the Certificate of Incorporation or the Bylaws, shall have and may exercise all of the authority of the Board of Directors, subject to the limitations set forth in the Delaware General Corporation Law.

A majority of the number of committee members fixed by the Board of Directors shall constitute a quorum for the transaction of business by the Committee. The act of the majority of the committee members present at a meeting at which a quorum is present shall be the act of the Committee.

A committee member who has a direct or indirect interest in a matter to be voted on at a meeting of the Committee may be counted in determining whether a quorum is present.

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No committee of the Board of Directors shall have the authority of the Board of Directors in reference to:

(1) amending the Certificate of Incorporation, except that a committee may, to the extent provided in the resolution designating that committee or in the Certificate of Incorporation or the Bylaws, exercise the authority of the Board of Directors vested in it in accordance with Section 141 of the Delaware General Corporation Law;

(2) approving a plan of merger, share exchange, or conversion of the Corporation;

(3) recommending to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business;

(4) recommending to the shareholders a voluntary dissolution of the Corporation or a revocation thereof;

(5) amending, altering, or repealing the Bylaws of the Corporation or adopting new Bylaws of the Corporation;

(6) filling vacancies in the Board of Directors;

(7) filling vacancies in or designating alternate members of any such committee;

(8) filling any directorship to be filled by reason of an increase in the number of directors;

(9) electing or removing officers of the Corporation or members or alternate members of any such committee;

(10) fixing the compensation of any member or alternate members of such committee; or

(11) altering or repealing any resolution of the Board of Directors that by its terms provides that it shall not be so amendable or repealable.

Unless the resolution designating a particular committee, the Certificate of Incorporation, or the Bylaws expressly so provide, no committee of the Board of Directors shall have the authority to authorize a distribution or to authorize the issuance of shares of the Corporation.

The designation of a committee of the Board of Directors and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

Committees appointed by the Board of Directors may appoint Subcommittees to take the actions delegated to the Committee by the Board of Directors.

ARTICLE IV — OFFICERS

1. NUMBER OF OFFICERS

The officers of the Corporation shall consist of a Chief Executive Officer, a President, Chief Financial Officer, and a Secretary, each of whom shall be elected by the Board of Directors at such time and in such manner as may be prescribed by the Bylaws. Such other officers, assistant officers, and agents as may be deemed necessary may be elected or appointed by the Board of Directors or chosen in such other manner as may be prescribed by these Bylaws. Any two (2) or more offices may be held by the same person.

2. ELECTION OF OFFICERS

All officers shall be elected at the annual meeting of the Board of Directors. If any office is not filled at such annual meeting, it may be filled at any subsequent regular or special meeting of the Board of Directors. The Board of Directors at such annual meeting or at any subsequent regular or special meeting may also elect or appoint such other officers and assistant officers and agents as may be deemed necessary.

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All officers and assistant officers shall be elected to serve until the next annual meeting of directors (following the next annual meeting of shareholders) or until their successors are elected; provided, that any officer, agent or assistant officer elected or appointed by the Board of Directors may be removed with or without cause at any regular or special meeting of the Board of Directors whenever in the judgment of the Board of Directors the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any agent appointed shall serve for such term, not longer than the next annual meeting of the Board of Directors, as shall be specified, subject to like right of removal by the Board of Directors. If any office becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

3. POWERS OF OFFICERS

Each officer shall have, subject to these Bylaws, in addition to the duties and powers specifically set forth herein, such powers and duties as are commonly incident to that office and such duties and powers as the Board of Directors shall from time to time designate. All officers shall perform their duties subject to the directions and under the supervision of the Board of Directors. The Chief Executive Officer or the President may secure the fidelity of any and all officers by bond or otherwise.

All officers and agents of the Corporation, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws, or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.

 In the discharge of any duty imposed or power conferred upon an officer of the Corporation, the officer may in good faith and ordinary care rely on information, opinions, reports, or statements, including financial statements and other financial data, concerning the Corporation or another person, that were prepared or presented by: (1) one or more other officers or employees of the Corporation including members of the Board of Directors; or (2) legal counsel, public accountants, investment bankers, or other persons as to matters the officer reasonably believes are within the person’s professional or expert competence.

An officer is not relying in good faith within the meaning of this section if the officer has knowledge concerning the matter in question that makes reliance otherwise permitted by this subsection unwarranted.

4. CHIEF EXECUTIVE OFFICER and PRESIDENT

The Chief Executive Officer (“CEO”) shall be the chief executive officer of the Corporation. The Board of Directors may also designate one or more Presidents. The CEO, or in his or her absence, the President shall preside at all meetings of shareholders. Such officers shall see that all orders and resolutions of the board are carried out, subject however, to the right of the directors to delegate specific powers, except such as may be by statute exclusively conferred on the CEO or the President, or on any other officers of the Corporation.

The CEO, President or any Vice-President shall execute bonds, mortgages and other instruments requiring a seal, in the name of the Corporation. When authorized by the board, the CEO, President or any Vice-President may affix the seal to any instrument requiring the same, and the seal when so affixed shall be attested by the signature of either the Secretary or an Assistant Secretary. The CEO, President or any Vice-President shall sign certificates of stock.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

The CEO or President shall submit a report of the operations of the Corporation for the year to the directors at their meeting next preceding the annual meeting of the shareholders and to the shareholders at their annual meeting.

5. VICE-PRESIDENTS

The Vice-President, or Vice-Presidents, if any shall be appointed in order of their rank and shall include a term or terms generally descriptive of their duties as fixed by the Board of Directors, and shall, in the disability of the President, perform the duties and exercise the powers of the President.  Further, they shall perform such other duties as the Board of Directors shall prescribe.

6. THE SECRETARY AND ASSISTANT SECRETARIES

The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and shall record all votes and the minutes of all proceedings and shall perform like duties for the standing committees when required. The secretary shall maintain copies of all minutes required to be taken.  The Secretary shall give or cause to be given notice of all meetings of the shareholders and all meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors. The Secretary shall keep in safe custody the seal of the Corporation, and when authorized by the Board of Directors, affix the same to any instrument requiring it, and when so affixed, it shall be attested by the Secretary’s signature or by the signature of an Assistant Secretary.

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The Assistant Secretaries shall in order of their rank as fixed by the Board of Directors, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary, and they shall perform such other duties as the Board of Directors shall prescribe.

In the absence of the Secretary or an Assistant Secretary, the minutes of all meetings of the board and shareholders shall be recorded by such person as shall be designated by the Chief Executive Officer, the President or by the Board of Directors.

7. THE CHIEF FINANCIAL OFFICER AND TREASURER

The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. Unless such officer is otherwise appointed, the Chief Financial Officer shall include the duties or Treasurer and if required such officer may execute documents as Treasurer.

The Chief Financial Officer shall be designated the “Chief Accounting Officer” for all purposes required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, provided that the Board of Directors has not designated a different person to be “Chief Accounting Officer” for said purposes.

The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, making proper vouchers for such disbursements. The Chief Financial Officer shall keep and maintain the Corporation’s books of account and shall render to the Chief Executive Officer, the President, if the President is not the same individual as the Chief Financial Officer, and directors an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the Corporation and exhibit the books, records and accounts to the Chief Executive Officer, the President or directors at any time. The Chief Financial Officer shall disburse funds for capital expenditures as authorized by the Board of Directors and in accordance with the orders of the Chief Executive Officer or the President, if the President is not the same individual as the Chief Financial Officer, and present to the Chief Executive Officer or the President, if the President is not the same individual as the Chief Financial Officer, for his or her attention any requests for disbursing funds if in the judgment of the Chief Financial Officer any such request is not properly authorized. The Chief Financial Officer shall perform such other duties as may be directed by the Board of Directors or by the Chief Executive Officer or the President, if the President is not the same individual as the Chief Financial Officer.

If required by the Board of Directors, the Chief Financial Officer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office and for the restoration to the Corporation, in case of death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the incumbent’s possession or under the incumbent’s control belonging to the Corporation.

The Treasurer, if one shall be appointed, shall, in the absence or disability of the Chief Financial Officer perform the duties and exercise the powers of the Chief Financial Officer, and they shall perform such other duties as the Board of Directors shall prescribe.

ARTICLE V — SHARES: STOCK CERTIFICATES, ISSUANCE, TRANSFER, ETC.

1. CERTIFICATES OF STOCK

Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the Chairman and Chief Executive Officer, the President, or a Vice-president, and by the Chief Financial Officer or Treasurer or the Secretary or an Assistant Secretary of the corporation, bearing the corporate seal or a facsimile thereof (if the Company has adopted a corporate seal) certifying the number of shares owned by him in the corporation.

Where a certificate is signed (1) by a transfer agent or an assistant transfer agent or (2) by a transfer clerk acting on behalf of the corporation and a registrar, the signature of any such Chairman and Chief Executive Officer, the President, or a Vice-president, and by the Chief Financial Officer or Treasurer or the Secretary or an Assistant Secretary may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates shall nevertheless remain adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation until such time as the corporation provided signed or facsimile signed certificates with current officers.

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2. LOST CERTIFICATES

The President, Vice-President, Secretary, Chief Financial Officer or Treasure, if appointed,  who has charge of the transfer and issuance of stock of the corporation shall issue a new certificate or certificates in place of any certificate or certificates theretofore issued by the corporation allegedly lost, upon the submission by the owner of such lost or destroyed certificate, or his legal representative, to the corporation of a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

3. TRANSFERS OF STOCK

Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

4. REGISTERED STOCKHOLDERS

The corporation shall maintain a register of all stockholders and be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

 5. UNCERTIFICATED SHARES

The Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.

ARTICLE VI — DIVIDEND AND DISTRIBUTIONS

1. DECLARATION

The Board of Directors may declare at any annual, regular or special meeting of the Board of Directors and the Corporation may pay dividends on the outstanding shares in cash, property or in the shares of the Corporation to the extent permitted by, and subject to the provisions of, the laws of the State of Delaware.

2. RESERVES

The Board of Directors may by resolution, create a reserve or reserves out of the Corporation’s surplus or designate or allocate any part or all of the Corporation’s surplus in any manner for any proper purpose or purposes, including but not limited to creating a reserve fund to meet contingencies or for equalizing dividends or for repairing or maintaining any property of the Corporation, and may increase, decrease, or abolish any such reserve, designation, or allocation in the same manner.

ARTICLE VII — INDEMNIFICATION AND INSURANCE

1. INDEMNIFICATION

The Corporation shall, to the fullest extent permitted by and pursuant to the provisions of the Delaware General Corporation Law and the Company’s Certificate of Incorporation, indemnify and advance expenses to any person: (1) who is or was a director of the Corporation; (2) who, while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, employee benefit plan, other enterprise, or other entity; (3) who is or was an officer of the Corporation; (4) who is or was an employee of the Corporation; (5) who is or was an agent of the Corporation; and (6) who is not or was not an officer, employee, or agent of the Corporation but who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, employee benefit plan, other enterprise, or other entity.

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2. INSURANCE

The Corporation may purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee, or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, employee benefit plan, other enterprise, or other entity, against any liability asserted against him or her and incurred by him or her in such a capacity or arising out of his or her status as such a person, whether or not the Corporation would have the power to indemnify him or her against that liability. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the Corporation. Without limiting the power of the Corporation to procure or maintain any kind of insurance or other arrangement, the Corporation may, for the benefit of persons indemnified by the Corporation, (1) create a trust fund; (2) establish any form of self-insurance; (3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation; or (4) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the Corporation or with any insurer or other person deemed appropriate by the Board of Directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the Corporation. In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

ARTICLE VIII — MISCELLANEOUS

1. INFORMAL ACTION

Any action required by the Delaware General Corporation Law to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which holders of all of shares entitled to vote on the action were present and voted.

An electronic transmission by a shareholder, director or member of a Board of Directors’ committee consenting to an action to be taken and transmitted by a shareholder, director or member of a Board of Directors’ committee is considered written, signed, and dated for the purposes of this article if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by the shareholder, director or member of a Board of Directors’ committee and the date on which the shareholder, director or member of a Board of Directors’ committee transmitted the transmission. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State.

 2. WAIVER OF NOTICE

Whenever any notice is required to be given to any shareholder or director of the Corporation under the provisions of the Delaware General Corporation Law or under the provisions of the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

3. USE OF ELECTRONIC TRANSMISSION

The Corporation is authorized to use “electronic transmissions” as defined in the Delaware General Corporation Law to the full extent allowed by said Act, including, but not limited to the purposes of notices, proxies, waivers, resignations and any other purpose for which electronic transmissions are permitted.

“Electronic transmission” means a form of communication that: (a) does not directly involve the physical transmission of paper; (b) creates a record that may be retained, retrieved, and reviewed by the recipient; and (c) may be directly reproduced in paper form by the recipient through an automated process.

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4. MEETINGS BY TELEPHONE CONFERENCE OR OTHER REMOTE COMMUNICATIONS TECHNOLOGY

Subject to the provisions for notice required by these Bylaws and the Delaware General Corporation Law for notice of meetings, directors and shareholders may participate in and hold a meeting by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Or, another suitable electronic communications system may be used including videoconferencing technology or the Internet, but only if each director or shareholder entitled to participate in the meeting consents to the meeting being held by means of that system and the system provides access to the meeting in a manner or using a method by which each director and shareholder participating in the meeting can communicate concurrently with each other participant. Participation in such meeting shall constitute attendance and presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

5. SEAL

The Corporation may adopt a corporate seal in such form as the Board of Directors may determine. The Corporation shall not be required to use the corporate seal and the lack of the corporate seal shall not affect an otherwise valid contract or other instrument executed by the Corporation.

 6. CHECKS, DRAFTS, ETC.

All checks, drafts or other instruments for payment of money or notes of the Corporation shall be signed by such officer or officers or such other person or persons as shall be determined from time to time by Resolution of the Board of Directors.

7. FISCAL YEAR

The fiscal year of the Corporation shall be as determined by the Board of Directors.

ARTICLE IX — CONSTRUCTION

1. PRONOUNS AND HEADINGS

All personal pronouns used in these Bylaws shall include the other gender whether used in masculine or feminine or neuter gender, and the singular shall include the plural whenever and as often as may be appropriate. All headings herein are for the parties’ convenience only and neither limit nor amplify the provisions of this Agreement.

2. INVALID PROVISIONS

If any one or more of the provisions of these Bylaws, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of these Bylaws and all other applications of any such provision shall not be affected thereby.

3. REFERENCES TO EXISTING STATUTES

References in these Bylaws to any existing statute also include any successor law to such statute.

ARTICLE X — AMENDMENT OF BYLAWS

The Board of Directors may amend or repeal these Bylaws, or adopt new Bylaws, to the extent permitted by the Certificate of Incorporation or the Delaware General Corporation Law, provided that shareholders have approved by a vote or consent of the majority of the voting interest of the Shareholders as provided for in Article II of these Bylaws.

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Adopted by the Directors of the Corporation as of the ________th date of ________, 2014.

___________________________________ Bill Liao	_________________________________ Michael Pawelek

_________________________________ Charles Henry, III	_________________________________ Craig Dermody

___________________________________ Peter Benz

Attest:	______________________________ Michael Pawelek, Secretary

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Annex 2

STARBOARD RESOURCES, INC.

2014 EQUITY INCENTIVE PLAN

Adopted as of August 14, 2014

1.PURPOSE.

The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Starboard Resources, Inc. (the “Company”) and its Subsidiaries, including employees, non-employee directors and consultants, by offering them an opportunity to participate in the Company’s future performance through awards of Options, the right to purchase Shares, through awards or bonuses of Shares and awards of Stock Units, Stock Appreciation Rights (“SARs”), and other Share-based awards. Capitalized terms not otherwise defined in the Plan have the respective meanings set forth in Section 2 below.

2.DEFINITIONS.

As used in this Plan, the following terms will have the following respective meanings:

“AWARD” means any award under this Plan, including any Option, Stock Award, SAR, Stock Unit, Stock Bonus or other Share-based award under this Plan.

“AWARD AGREEMENT” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.  In the event of a contradiction between the terms of this Plan and an Award Agreement, the terms of the Award Agreement shall govern the terms of the subject Award and the entitlements of the Participant in respect of such Award.

“BOARD OF  DIRECTORS” or “BOARD”  means the Board of Directors of the Company.

“CAUSE” means, with respect to a Participant, (a) the meaning of such term (or similar applicable term) provided for in such Participant’s Services Agreement or (b) in the case of a Participant who is not party to a Services Agreement, any cause, as defined by applicable law, for the termination of a Participant’s employment (or other services relationship) with the Company or a Parent or Subsidiary.

“CHANGE OF CONTROL” shall be deemed to have occurred if:

(i)
any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another entity and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, equity interest entitling such shareholders to more than fifty percent (50%) of all votes to which all equity interest holders of the parent entity would be entitled in the election of directors;

(ii)
the consummation of (1) a merger or consolidation of the Company with another entity where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, equity interests entitling such shareholders to more than 50% of all votes to which all equity interest holders with the right to vote of the surviving entity would be entitled in the election of directors, (2) a sale or other disposition of all or substantially all of the assets of the Company, or (3) a liquidation or dissolution of the Company; or

(iii)
after the Effective Date, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than one year, unless the election or nomination for election of each new director who was not a director at the beginning of such one-year period was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period.

Notwithstanding the foregoing, for any Awards subject to the requirements of section 409A of the Code that will become payable on a Change of Control, the transaction constituting a “Change of Control” must also constitute a “change in control event” for purposes of section 409A(a)(2)(A)(v) of the Code.

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 “CODE” means the Internal Revenue Code of 1986, as amended from time to time and all regulations, interpretations, and administrative guidance issued thereunder.

“COMMITTEE” means (i) with respect to Awards to Employees and Consultants, the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan, and (ii) with respect to Awards made to Non-Employee Directors, the Board or its delegate. Notwithstanding the foregoing, with respect to Awards to Employees that are intended to be “qualified performance-based compensation” under section 162(m) of the Code, as well as to Employees who are officers of the Company, the Committee shall consist of two or more persons appointed by the Board, all of whom shall be “outside directors” as defined under section 162(m) of the Code and related Treasury regulations and “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act.

“COMPANY” means Starboard Resources, Inc., a Delaware corporation, or any successor business entity.

“CONSULTANT” means a professional who is engaged by the Company to provide professional or expert advice to the Company but is not an Employee.

“DIRECTOR” means a member of the Board, including Employee-Directors and Non-Employee Directors.

 “DISABILITY” means, with respect to a Participant, (a) the meaning of such term (or similar applicable term) provided for in such Participant’s Services Agreement or (b) in the case of a Participant who is not party to a Services Agreement, a disability, whether temporary or permanent, partial or total, as determined by Committee.

“DIVIDEND EQUIVALENT” means an amount calculated with respect to a Stock Unit, which is determined by multiplying the number of Shares subject to the Stock Unit by the per-Share cash dividend, or the per-Share fair market value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on its Shares. If interest is credited on accumulated dividend equivalents, the term “Dividend Equivalent” shall include the accrued interest.

“EMPLOYEE” means an employee of the Company.

“EMPLOYEE-DIRECTOR” means a member of the Board who is an Employee.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

“EXERCISE PRICE” means the price per Share at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“FAIR MARKET VALUE” means, as of any date, the value of a share of the Shares determined as follows:

(a)   if Shares are publicly traded and are then listed on a national securities exchange, their closing price on the date of determination if at least 100 Shares were traded on such date, otherwise the closing price on the last preceding date on which at least 100 Shares were traded, on the principal national securities exchange on which the Shares are listed or admitted to trading;
(b)   if the foregoing is not applicable, by the Committee in good faith.

“NON-EMPLOYEE DIRECTOR” means a member of the Board who is not an Employee.

“OPTION” means an award of an option to purchase Shares pursuant to Section 6.

“PARENT” means any corporation or other entity (other than the Company) in an unbroken chain of entities ending with the Company if each of such entities other than the Company owns voting securities possessing 50% or more of the total combined voting power of all classes of equity securities in one of the other entities in such chain.

“PARTICIPANT” means a person who receives an Award under this Plan.

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 “PERFORMANCE FACTORS” means the factors selected by the Committee, in its sole and absolute discretion, to determine whether the performance goals applicable to Awards have been satisfied, including, without limitation, the following factors:

(a)   net revenue and/or net revenue growth;
(b)   earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;
(c)   operating income and/or operating income growth;
(d)   net income and/or net income growth;
(e)   earnings per share and/or earnings per share growth;
(f)    total Shareholder return and/or total Shareholder return growth;
(g)   return on equity;
(h)   operating cash flow return on income;
(i)    adjusted operating cash flow return on income;
(j)    economic value added;
(k)   periodic increases in proved or probable oil and gas reserves;
(l)    periodic increases in oil and gas production; and
(k)   individual business objectives.

“PERFORMANCE PERIOD” means the period of service determined by the Committee, not to exceed five years, during which period of service or performance is to be measured for Stock Awards or Stock Bonuses, if such Awards are restricted.

“PLAN” means this Starboard Resources, Inc. 2014 Equity Incentive Plan, as amended from time to time in accordance with its terms.

“PURCHASE PRICE” means the price at which the Participant of a Stock Award may purchase the Shares.

“SEC” means the Securities and Exchange Commission.

“SERVICES AGREEMENT” means an employment, consulting or services agreement between a Participant and the Company (or Parent or Subsidiary thereof).

“SHARES” means shares of the Company’s common stock, $.001 par value per Share, issuable under the Company’s Certificate of Incorporation and Bylaws, as amended, as adjusted pursuant to Sections 3 and 23, and any successor security.

“STOCK APPRECIATION RIGHT” means an award of a stock appreciation right, as described in Section 10.

“STOCK AWARD” means an award of Shares pursuant to Section 7.

“STOCK BONUS” means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

“STOCK UNIT” means an Award of a stock unit pursuant to Section 9.

“SUBSIDIARY” means any corporation or other entity (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last such entity in the unbroken chain owns equity interests possessing fifty (50%) or more of the total combined voting power of all classes of equity interests in one of the other entities in such chain.

“TERMINATION” or “TERMINATED” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement.  Subject to the terms of a Participant’s Services Agreement, the Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

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3.SHARES SUBJECT TO THE PLAN.

3.1   Amount of Shares Available. Subject to Sections 3.2 and 23, the total aggregate number of Shares reserved and available for grant and issuance (or otherwise covered by Awards) pursuant to this Plan shall be 2,243,266 Shares and will include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; (c) an Award that otherwise terminates without Shares being issued; and (d) an Award that does not become exercisable (or is forfeited) during such Award’s stated term or which expires in accordance with its terms. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

3.2   Adjustment of Shares. If there shall occur any change with respect to the outstanding Shares by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the Shares, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Shares, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan (and then outstanding Awards), cause an adjustment to be made in (i) the maximum numbers and kind of Shares provided in Sections 3.1 and 3.3 hereof, (ii) the numbers and kind of Shares, units, or other rights subject to then outstanding Awards, (iii) the exercise price of outstanding Options and the base, strike or exercise price for each Share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award and (v) any other terms of an Award that are affected by the subject event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options (as defined in Section 6 below), any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

3.3  Individual Limits. All Awards under the Plan (other than Dividend Equivalents) shall be expressed in Shares. The maximum aggregate number of Shares that may be subject to such Awards granted pursuant to this Plan that are granted to any individual during any calendar year shall be 450,000 Shares, subject to adjustment as described in this Section 3 and Section 3.2. The individual share limit set forth above in this Section 3.3 shall apply without regard to whether the Awards are to be paid in Shares or cash. All cash payments (other than with respect to Dividend Equivalents) shall equal the Fair Market Value of the Shares to which the cash payments relate. A Participant may not accrue Dividend Equivalents or other cash payments with respect to Awards under the Plan during any calendar year in excess of $2,000,000.00. Notwithstanding the foregoing, there shall be no limits on cashless exercises of Shares, and any spread on Awards as a result of increase in equity values shall be exempt from the limits of this Subsection 3.3. The maximum number of Shares that may be covered by NQSO (as defined in Section 6 below) or SARs granted to any individual Non-Employee Director during any calendar year under the Plan is 30,000.

4.ELIGIBILITY.

ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are deemed to be employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to by the Committee to Officers, Directors, Employees, agents and Consultants of the Company or any Parent or Subsidiary of the Company. A person may be granted more than one Award under this Plan.

5.ADMINISTRATION.

5.1   Committee. The Plan shall be administered and interpreted by the Committee.

5.2   Committee’ Authority. The Committee will have the authority to:

(a)	construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)	prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)	select persons to receive Awards;

(d)	determine the form, terms and conditions of Awards;

(e)	determine the number of Shares or other consideration subject to Awards;

(f)
determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary;

(g)	grant waivers of Plan or Award conditions;

(h)	determine the vesting, exercisability and payment of Awards;

(i)	correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j)	determine whether an Award has been earned in accordance with and subject to its terms; and

(k)	make all other determinations necessary or advisable for the administration of this Plan.

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The Board of Directors shall have the authority to amend or terminate the Plan, provided, however, the Board of Directors will not amend the Plan in any manner that requires Shareholder approval without such approval; provided that no such amendment or termination shall adversely affect effect a Participant’s rights under outstanding Awards.

5.3   Committee’ Discretion. Any determination made by the Committee with respect to any Award will be made at the time of the grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.  No member of the Committee or the Board of Directors shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Committee and the Board of Directors shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

6.OPTIONS.

The Committee may grant Options to eligible persons and will determine whether such Options will be “Incentive Stock Options” within the meaning of the Code (“ISO”) or “Nonqualified Stock Options” within the meaning of the Code (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option.  Unless specifically set forth to the contrary in an Share Option Agreement (as defined below), the terms of such Option shall be subject to the following terms and conditions:

6.1   Form of Option Award. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the “Share Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

6.2   Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Share Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

6.3   Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Share Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Owner”) will be exercisable after the expiration of five years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines, provided, however, that in all events a Participant will be entitled to exercise an Option at the rate of at least 20% per year over five years from the date of grant, subject to reasonable conditions such as continued employment; and further provided that an Option granted to a Participant who is an officer or director may become fully exercisable at any time or during any period established by the Company.

6.4   Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any Option granted to a Ten Percent Owner will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 15 of this Plan.

6.5   Method of Exercise. Options may be exercised only by delivery to the Company of a written Shares option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee, which need not be the same for each Participant, stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased (where the purchase price therefor shall be paid in accordance with Section 15 below).

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6.6   Termination. Unless set forth in a Participant’s Services Agreement or Share Option Agreement, exercise of an Option will always be subject to the following:

(a)
If the Participant’s service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date, but must be exercised no later than three months after the Termination Date (or such longer time period not exceeding five years as may be approved by the Committee, with any exercise beyond three months after the Termination Date deemed to be an NQSO).

(b)
If the Participant’s service is Terminated because of the Participant’s death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative) no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be approved by the Committee, with any such exercise beyond (i) three months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability, or (ii) twelve months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be an NQSO).

(c)
Notwithstanding the provisions in paragraph 6.6(a) above, if the Participant’s service is Terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or a Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his or her service is Terminated.

6.7   Limitations on Exercise. No less than 500 Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising an Option for the full number of Shares for which it is then exercisable.

6.8   Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000.00.  If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000.00, then the Options for the first $100,000.00 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

6.9   Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair or diminish any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.  Notwithstanding anything to the contrary herein, the Committee may reprice any Option (or other Award) without the approval of the Company Shareholders. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price (or base or strike price/value) of an Option (or other Award) after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling an Award at a time when its exercise/base/strike price exceeds the Fair Market Value of the underlying Shares, in exchange for another Award, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by the securities exchange upon which the Company’s securities are listed.

6.10   No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

7.STOCK AWARDS.

A Stock Award is an offer by the Company to sell to an eligible person Shares that may or may not be subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares will be subject, if any, and all other terms and conditions of the Stock Award, subject to the following:

7.1   Form of Stock Award. All purchases under a Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (the “Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of a Stock Award will be accepted by the Participant’s execution and delivery of the Stock Purchase Agreement and payment for the Shares to the Company in accordance with the Stock Purchase Agreement.

7.2   Purchase Price. The Purchase Price of Shares sold pursuant to a Stock Award will be determined by the Committee on the date the Stock Award is granted and may not be less than 85% of the Fair Market Value of the Shares on the grant date, except in the case of a sale to a Ten Percent Owner, in which case the Purchase Price will be 100% the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 15 of this Plan.

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7.3   Terms of Stock Awards. Stock Awards may be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified term of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Stock Purchase Agreement. Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Stock Award subject to restrictions, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the transfer of any Stock Award, the Committee shall determine the extent to which such Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

7.4   Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Award only to the extent earned as of the date of Termination in accordance with the Stock Purchase Agreement, unless the Committee determines otherwise.

8.STOCK BONUSES.

8.1   Awards of Stock Bonuses. A Stock Bonus is an award of Shares for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus will be awarded pursuant to an Award Agreement (the “Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “Performance Stock Bonus Agreement”). Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

8.2   Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deem necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

8.3   Form of Payment. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, as agreed by the Participant and the Company, with such interest or dividend equivalent, if any, as the Committee may determine. Payment of an interest or dividend equivalent (if any) may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, as the Committee will determine.

9. STOCK UNITS

9.1 General Requirements. The Committee may grant Stock Units to an Employee, Non-Employee Director or Consultant, upon such terms and conditions as the Committee deems appropriate under this Section 9. Each Stock Unit shall represent the right of the Participant to receive a Share or an amount based on the value of a Share. All Stock Units shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan.

9.2  Terms of Stock Units. The Committee may grant Stock Units that are payable on terms and conditions determined by the Committee, which may include payment based on achievement of performance goals and/or satisfaction of certain condition. Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units; each of which shall be set forth in the applicable Award Agreement.

9.3  Payment With Respect to Stock Units. Payment with respect to Stock Units shall be made in cash, in Shares, or in a combination of the two, as determined by the Committee. The Award Agreement shall specify the maximum number of Shares that can be issued under the Stock Units.

9.4  Requirement of Employment or Service. The Committee shall determine in the Award Agreement under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.

9.5  Dividend Equivalents. The Committee may grant Dividend Equivalents in connection with Stock Units, under such terms and conditions as the Committee deems appropriate. Dividend Equivalents may be paid to Participants as and when the underlying Stock Units are payable, or may be deferred. All Dividend Equivalents shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan. Dividend Equivalents may be accrued as a cash obligation, or may be converted to additional Stock Units for the Participant, and deferred Dividend Equivalents may accrue interest, all as determined by the Committee. The Committee may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals. Dividend Equivalents may be payable in cash or shares of Company Stock or in a combination of the two, as determined by the Committee.

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10. STOCK APPRECIATION RIGHTS

10.1   General Requirements. The Committee may grant SARs to Employees, Non-Employee Directors or Consultants separately or in tandem with an Option. The Committee shall establish the number of Shares, the terms and the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be not less than the Fair Market Value of a Share as of the date of grant of the SAR.

10.2  Tandem SARs. The Committee may grant tandem SARs either at the time an Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of Shares that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Shares covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of Shares.  Each such termination shall allow the Participant the opportunity to exercise the tandem SAR in connection with the related Option exercise.

10.3  Exercisability; Term. A SAR shall become exercisable in accordance with such terms and conditions as may be specified in the Award Agreement. The Committee may grant SARs that are subject to achievement of performance goals or other conditions each which hall be specified in the Award Agreement. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. The Committee shall determine in the Award Agreement under what circumstances and during what periods a Participant may exercise a SAR after termination of employment or service. A tandem SAR shall be exercisable only while the Option to which it is related is exercisable. The Committee shall determine the term of each SAR, which shall not exceed ten years from the date of grant.

10.4   Grants to Non-Exempt Employees. SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

10.5  Exercise of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Shares on the date of exercise of the SAR exceeds the base amount of the SAR as specified in the Award Agreement.

10.6  Form of Payment. The Committee shall determine whether the stock appreciation for a SAR shall be paid in the form of Shares, cash or a combination of the two. The Committee shall consider tax withholding requirements in allocating payments in Shares. For purposes of calculating the number of Shares to be received, Shares shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of a SAR, cash shall be delivered in lieu of any fractional share. All SARs are subject to the withholdings provided in Section 14 below.

11. OTHER SHARE-BASED AWARDS

The Committee may grant other Awards not specified in Sections 6, 7, 8, 9 and 10 above that are based on or measured by Shares to Employees, Non-Employee Directors and Consultants, on such terms and conditions as the Committee deems appropriate (“Other Share-Based Awards”). Other Share-based Awards may be granted subject to achievement of performance goals or the satisfaction other conditions and may be payable in Shares or cash, or in a combination of the two; each as determined by the Committee in the Award Agreement.

12. QUALIFIED PERFORMANCE-BASED COMPENSATION

12.1  Designation as Qualified Performance-Based Compensation. The Committee may determine that Stock Units, Stock Awards, Dividend Equivalents or Other Shares-based Awards granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 12 shall apply.

12.2  Performance Goals. When Awards are granted under this Section 12, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of section 162(m) of the Code for “qualified performance-based compensation.” The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Awards identified by the Committee as “qualified performance-based compensation.”

The Committee shall use objectively determinable performance goals based on the Performance Factors

12.3  Timing of Establishment of Goals. Performance goals must be pre-established by the Committee. A performance goal is considered pre-established if it is established in writing not later than 90 days after the commencement of the period of service to which the performance goal relates, provided that the outcome is substantially uncertain at the time the Committee actually established the goal. However, in no event will a performance goal be considered pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the goal is established) has elapsed.

12.4  Certification of Results. The Committee shall certify the performance results for the performance period specified in the Award Agreement after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the performance goals and the satisfaction of all other terms of the Award Agreement.

12.5  Death, Disability or Other Circumstances. The Committee may provide in the Award Agreement that Awards under this Section 12 shall be payable, in whole or in part, in the event of the Participant’s death or Disability, a Change of Control or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

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13. DEFERRALS

Subject to the terms of an applicable Award Agreement, the Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to the Participant in connection with any Award. The Committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.

14.WITHHOLDING TAXES.

14.1   Withholding Generally. All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. Subject to the terms of the applicable Award Agreement, the Company may require that the Participant or other person receiving or exercising Awards pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Awards.

14.2   Shares Withholding. When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Participant may satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and will be in writing in a form acceptable to the Committee.

15.PAYMENT FOR SHARE PURCHASES.

Payment for Shares purchased pursuant to this Plan must be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)	by cancellation of indebtedness of the Company to the Participant;

(b)
by surrender of Shares that either: (1) have been owned by the Participant for more than six months and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by the Participant in the public market;

(c)	by waiver of compensation due or accrued to the Participant for services rendered;

(d)	with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1)
through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2)
through a “margin” commitment from the Participant and a FINRA Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of the Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(e)	by any combination of the foregoing.

16.PRIVILEGES OF SHAREHOLDER STATUS.

16.1   Voting and Dividends. No Participant will have any of the rights of a Shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a Shareholder and will have all the rights of a Shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are issued pursuant to a Stock Award with restrictions, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Stock Award.

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17.NON-TRANSFERABILITY.

Awards of Shares granted under this Plan, and any interest in or derived from the Shares, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Shares that have been vested to Participants, or acquired by Participants through the exercise of Awards, will be transferable by such Participant, subject to restrictions on transfers under the Securities Exchange Act of 1934 and applicable state securities laws. Awards of Options granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e). During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

18.CERTIFICATES.

All certificates for Shares or other securities delivered under this Plan will be subject to such stop transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

19. ESCROW.

To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

20. EXCHANGE AND BUYOUT OF AWARDS.

The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

21. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

22. NO OBLIGATION TO EMPLOY.

Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

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23. CORPORATE TRANSACTIONS.

23.1   Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the Shareholders of the Company or their relative Share holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the Shareholders of the Company immediately prior to such merger (other than any Shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their Shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding Shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor entity to the Company (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor entity may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to Shareholders (after taking into account the existing provisions of the Awards). The successor entity may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar equity interests or other property subject to repurchase restrictions no less favorable to the Participant than the Awards (or Shares, as the case may be) being replaced.  In the event such successor entity (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 23.1, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 23 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event . If such Options are not exercised prior to the consummation of the subject transaction, they shall terminate at such time as determined by the Committee.

23.2   Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 23, in the event of the occurrence of any transaction described in Section 23.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

23.3   Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

24.ADOPTION.

This Plan will become effective on the effective date of the adoption by the Board (the “Effective Date”).  Upon the Effective Date, the Committee may grant Awards pursuant to this Plan.

25. TERM OF PLAN/GOVERNING LAW.

Unless earlier terminated as provided herein, no grants of Awards under the Plan may be made after ten (10) years from the date this Plan is adopted by the Committee or, if earlier, the date of Shareholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

26.AMENDMENT OR TERMINATION OF PLAN.

The Board of Directors may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that neither the Board of Directors nor the Committee will, (a) without the approval of the Shareholders of the Company, amend this Plan in any manner that requires such Shareholder approval or (b) without the approval of a Participant, amend such Participant’s Award(s) in a manner adverse to such Participant.

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27. NONEXCLUSIVITY OF THE PLAN.

Neither the adoption of this Plan by the Board of Directors, the submission of this Plan to the Shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board of Directors to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Shares options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

28. ACTION BY COMMITTEE.

Any action permitted or required to be taken by the Committee or Board of Directors or any decision or determination permitted or required to be made by the Committee or Board of Directors pursuant to this Plan shall be taken or made in the Committee’ sole and absolute discretion.

29. NO OBLIGATION TO EXERCISE.

The grant to Participant of an Award shall impose no obligation upon such Participant to exercise such Award.

30. TRANSFERS UPON DEATH

Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised by the Participant’s designated beneficiary, provided that such beneficiary has been designated prior to the Participant’s death.  Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee.  In the absence of any such effective designation, such Awards may be exercised only by the executors and administrators of the Participant’s estate or by the laws of descent and distribution.  No transfer by will or the laws of descent and distribution of any Award, or the right to exercise any Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Award.

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Annex 3

Starboard Resources, Inc. Code of Ethics and Business Conduct
1. Introduction.

1.1  The Board of Directors of Starboard Resources, Inc. (together with its subsidiaries, the “Company”) has adopted this Code of Ethics and Business Conduct (the “Code”) in order to:

(a) promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest;

(b) promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company;

(c) promote compliance with applicable governmental laws, rules and regulations;

(d) promote the protection of Company assets, including corporate opportunities and confidential information;

(e) promote fair dealing practices;

(f) deter wrongdoing; and

(g) ensure accountability for adherence to the Code.

1.2 All directors, officers and employees are required to be familiar with the Code, comply with its provisions and report any suspected violations as described below in Section 6., Reporting and Enforcement.

2. Honest and Ethical Conduct.

2.1 The Company’s policy is to promote high standards of integrity by conducting its affairs honestly and ethically.

2.2 Each director, officer and employee must act with integrity and observe the highest ethical standards of business conduct in his or her dealings with the Company’s customers, suppliers, partners, service providers, competitors, employees and anyone else with whom he or she has contact in the course of performing his or her job.

3. Conflicts of Interest.

3.1 A conflict of interest occurs when an individual’s private interest (or the interest of a member of his or her family) interferes, or even appears to interfere, with the interests of the Company as a whole.  A conflict of interest can arise when an employee, officer or director (or a member of his or her family) takes actions or has interests that may make it difficult to perform his or her work for the Company objectively and effectively.  Conflicts of interest also arise when an employee, officer or director (or a member of his or her family) receives improper personal benefits as a result of his or her position in the Company.

3.2 Loans by the Company to, or guarantees by the Company of obligations of, employees or their family members are of special concern and could constitute improper personal benefits to the recipients of such loans or guarantees, depending on the facts and circumstances.  Loans by the Company to, or guarantees by the Company of obligations of, any director or executive officer are expressly prohibited.

3.3 Whether or not a conflict of interest exists or will exist can be unclear. Conflicts of interest should be avoided unless specifically authorized as described in Subsection 3.4.

3.4 Persons other than directors and executive officers who have questions about a potential conflict of interest or who become aware of an actual or potential conflict should discuss the matter with, and seek a determination and prior authorization or approval from, their supervisor or the Chief Financial Officer.  A supervisor may not authorize or approve conflict of interest matters or make determinations as to whether a problematic conflict of interest exists without first providing the Chief Financial Officer with a written description of the activity and seeking the Chief Financial Officer’s written approval. If the supervisor is himself involved in the potential or actual conflict, the matter should instead be discussed directly with the Chief Financial Officer.

Directors and executive officers must seek determinations and prior authorizations or approvals of potential conflicts of interest exclusively from the Audit Committee.

4. Compliance.
4.1 Employees, officers and directors should comply, both in letter and spirit, with all applicable laws, rules and regulations in the cities, states and countries in which the Company operates.

4.2 Although not all employees, officers and directors are expected to know the details of all applicable laws, rules and regulations, it is important to know enough to determine when to seek advice from appropriate personnel. Questions about compliance should be addressed to the Management.

4.3 No director, officer or employee may purchase or sell any Company securities while in possession of material non-public information regarding the Company, nor may any director, officer or employee purchase or sell another company’s securities while in possession of material non-public information regarding that company. It is against Company policies and illegal for any director, officer or employee to use material non-public information regarding the Company or any other company to:

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(a) obtain profit for himself or herself; or

(b) directly or indirectly “tip” others who might make an investment decision on the basis of that information.

5. Disclosure.

5.1 The Company’s periodic reports and other documents filed with the SEC, including all financial statements and other financial information, must comply with applicable federal securities laws and SEC rules.

5.2 Each director, officer and employee who contributes in any way to the preparation or verification of the Company’s financial statements and other financial information must ensure that the Company’s books, records and accounts are accurately maintained. Each director, officer and employee must cooperate fully with the Company’s Accounting and Internal Audit Departments, as well as the Company’s independent public accountants and counsel.

5.3 Each director, officer and employee who is involved in the Company’s disclosure process must:

(a) be familiar with and comply with the Company’s disclosure controls and procedures and its internal control over financial reporting; and

(b) take all necessary steps to ensure that all filings with the SEC and all other public communications about the financial and business condition of the Company provide full, fair, accurate, timely and understandable disclosure.

6. Reporting and Enforcement.

6.1 Reporting and Investigation of Violations.

(a) Actions prohibited by this code involving directors or executive officers must be reported to the Audit Committee.

(b) Actions prohibited by this code involving any other person must be reported to the reporting person’s supervisor or the Chief Financial Officer.

(c) After receiving a report of an alleged prohibited action, the Audit Committee, the relevant supervisor or the Chief Financial Officer must promptly take all appropriate actions necessary to investigate.

(d) All directors, officers and employees are expected to cooperate in any internal investigation of misconduct.

6.2 Enforcement.

(a) The Company must ensure prompt and consistent action against violations of this Code.

(b) If, after investigating a report of an alleged prohibited action by a director or executive officer, the Audit Committee determines that a violation of this Code has occurred, the Audit Committee will report such determination to the Board of Directors.

(c) If, after investigating a report of an alleged prohibited action by any other person, the relevant supervisor or the Chief Financial Officer determines that a violation of this Code has occurred, the supervisor or the Chief Financial Officer will report such determination to the Chief Executive Officer.

(d) Upon receipt of a determination that there has been a violation of this Code, the Board of Directors or the General Counsel will take such preventative or disciplinary action as it deems appropriate, including, but not limited to, reassignment, demotion, dismissal and, in the event of criminal conduct or other serious violations of the law, notification of appropriate governmental authorities.

6.3 Waivers.

(a) Each of the Board of Directors (in the case of a violation by a director or executive officer) and the Chief Financial Officer (in the case of a violation by any other person) may, in its discretion, waive any violation of this Code.

(b) Any waiver for a director or an executive officer shall be disclosed as required by SEC and NASDAQ rules.

6.4 Prohibition on Retaliation.

The Company does not tolerate acts of retaliation against any director, officer or employee who makes a good faith report of known or suspected acts of misconduct or other violations of this Code.

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